UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

Voya Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2019 to November 30, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2019

Classes A, I, R and R6

■	Voya Target In-Retirement Fund
■	Voya Target Retirement 2020 Fund
■	Voya Target Retirement 2025 Fund
■	Voya Target Retirement 2030 Fund
■	Voya Target Retirement 2035 Fund
■	Voya Target Retirement 2040 Fund
■	Voya Target Retirement 2045 Fund
■	Voya Target Retirement 2050 Fund
■	Voya Target Retirement 2055 Fund
■	Voya Target Retirement 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Good Tidings at Year-End, Squinting into the Future

Dear Shareholder,

Investor sentiment has been ambivalent for much of 2019, vacillating between caution and optimism even as stock indexes have set new records. Since August, however, the mood has brightened substantially; as of this writing in mid-December, most U.S. and global equity indexes are at or near all-time highs. Underpinning this brighter mood are improved economic data and optimism that trade tensions are subsiding. In our opinion, the consensus view seems to be that the global growth slowdown bottomed in late summer and now is on the mend.

Easing global financial conditions have helped non-U.S. manufacturing sectors stabilize, and as manufacturing has picked up so have interest rates. Thus, we believe higher rates may signify a lessening of recession concerns. We continue to expect that relatively easy financial conditions and ongoing consumer spending will lead to modest increases in economic growth. We believe that recent progress toward a resolution of the U.S. — China trade dispute is encouraging, though we do not anticipate a complete easing of global trade tensions.

As we close the books on 2019, in our opinion, recent stock-market rallies show that investors are becoming more comfortable with risk; yet we also note a persistent preference for higher quality, lower volatility assets, which tells us investors still perceive significant, unpredictable risks that they wish to avoid. Economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds a dimension of political uncertainty.

With potential surprises from any place on the planet, we believe investors should continue to diversify their investments as broadly as practicable, and not attempt to time the markets. It’s worth remembering that at the start of 2019, many investors did not believe equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Keep in mind that your portfolio is structured to meet your long-term objectives; changing it to adjust to short-term market conditions may put your long-term goals at risk. If your long-term goals have changed, please discuss them thoroughly with your financial advisor before making any changes to your investments.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 18, 2019

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2019

As our fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had already risen 10.19% in 2019, but had fallen 5.70% in May. (The Index returned 12.95% for the six-months ended November 30, 2019, measured in U.S. dollars.)

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods.

Entering May, trade talks appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese imports. Trade negotiations had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

The trade war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six months; yet the Index rose five months out of six, ending up 12.99% for the fiscal half-year.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December 12.

Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter, but this slumped to 0.2% in the third. Exports and imports were both falling and core inflation languished at 0.7%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19, the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets listened to Chairman Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-

cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed by year-end. The FOMC cut rates again in both months, without seeming to please anybody, again.

By November the narrative had shifted somewhat. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties due to a U.S. election next year, impeachment proceedings against the President and Brexit to name a few. Perhaps, some commentators ventured, the worst was over. At least a basic trade deal was likely, central banks were all supportive and some of the data were starting to improve. On that note, the Index ended our half-year near an all-time high.

In U.S. fixed income markets, the Treasury yield curve fell. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.81%. The Bloomberg Barclays Long-Term Treasury sub-index returned 7.86%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and major euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.26%, ending at a record. Technology was by far the top performer, up 23.47%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, edging up 1.86%.

In currencies, the dollar rose 1.00% against the euro, but lost 2.50% against the pound and 0.12% against the yen, These were small moves in a 22-month upward trend on a trade-weighted basis.

In international markets, the MSCI Japan® Index ended up 13.78% for the half-year. Investors cheered progress on the U.S.-China trade talks, reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 11.60%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose just 4.31%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. The largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index, S&P Target Date 2045 Index, S&P Target Date 2050 Index, S&P Target Date 2055 Index, and S&P Target Date 2060+ Index

Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.

VOYA TARGET RETIREMENT FUNDS	PORTFOLIO MANAGERS’ REPORT

The Voya Target Retirement Funds consist of Voya Target Retirement 2020 Fund*, Voya Target Retirement 2025 Fund, Voya Target Retirement 2030 Fund, Voya Target Retirement 2035 Fund, Voya Target Retirement 2040 Fund, Voya Target Retirement 2045 Fund, Voya Target Retirement 2050 Fund, Voya Target Retirement 2055 Fund, Voya Target Retirement 2060 Fund and Voya Target In-Retirement Fund (each a “Fund” or collectively, the “Funds”). Each Fund seeks to achieve its investment objective** by investing in a combination of other funds (“Underlying Funds”). The Funds are managed by Paul Zemsky, CFA, Barbara Reinhard, CFA and Chief Investment Officer and Halvard Kvaale, CIMA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser***.

The Funds seek to achieve their respective investment objective by investing in a combination of Underlying Funds according to target allocations determined by the Sub-Adviser. With the exception of Voya Target In-Retirement Fund, the Funds are structured and managed around specific target retirement or financial goal dates (“target dates”). The target date is the approximate year that an investor in a Fund would plan to make initial withdrawals from a Fund for retirement or other financial goals. The Funds’ target allocations will change over time, gliding down a path to gradually become more conservative as the Fund approaches its target date. As a Fund nears its target date, the target allocation is anticipated to be the same as that of Voya Target In-Retirement Fund, whose target allocation among the Underlying Funds is approximately 35% equity securities and 65% debt instruments.

Portfolio Specifics: For the six-months ended November 30, 2019, with the exception of Voya Target In-Retirement Fund and Voya Target Retirement 2020 Fund, the Funds outperformed their respective primary prospectus benchmarks, the S&P Target Date indices (see below).

Gross of fees and expenses, for the six-month reporting period, Underlying Fund performance contributed to results in mid and far-dated Funds, but detracted from results in the near-dated Funds. The Underlying Funds with top performance relative to their standalone benchmarks, within the target allocations, included Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager Mid Cap Value Fund and Voya Intermediate Bond Fund. Underlying Funds with worst performance relative to their standalone benchmarks, within the target allocations, included Voya U.S. High Dividend Low Volatility Fund, Voya Large-Cap Growth Fund and Voya Multi-Manager International Factors Fund.

Asset Allocation: Short-term asset allocation moves had a mixed impact on performance during the reporting period. We made a number of asset allocation moves within the Fund suite over the period. At the beginning of the period on June 1, 2019, the 2060 through 2025 Funds were overweight equities with a concentration in domestic large cap equities, offset by underweight allocations in core fixed income and developed international equities.

In June, the Funds lowered equity exposure within the 2020 vintage as the first of a four-part equity glide-down, eventually to merge the 2020 vintage into the Income vintage on or about May 1, 2020.

In early August, the Funds reduced their allocations to emerging markets equities in favor of domestic large cap equities. At the time of the trade, the U.S. Federal Reserve Board (“Fed”) indicated a less supportive monetary policy action than expected, supporting a stronger U.S. dollar — a historical headwind to emerging market equities. In the middle of August, the Funds reduced overall equity exposure by selling domestic large cap in favor of core U.S. fixed income, reflective of expectations for soft industrial data and lack of support from measures of market sentiment. This trade was unwound at the beginning of September after having reached its stop-loss range.

In September, the Funds increased their exposure to domestic small cap equity, after being underweight to the asset class over the course of two years. At the time of the trade, underperformance of small cap equities had reached historical extremes and valuations had become what we believed to be attractive, indicating potential performance reversal. In addition, lower interest rates driven by Fed policy should be supportive of growth, which is tracked closely by small cap stocks. The final trade in the quarter extended duration across the suite as a defensive measure in a volatile market punctuated by oil shocks.

Three trades were enacted across the Funds in October. The first trade further reduced the existing duration underweight of the Funds through the purchase of long government bonds funded by intermediate bonds. This positioning reflected our belief that U.S. employment will likely weaken from its current pace, leading to continued monetary policy easing, i.e., lower interest rates, by the Fed. The second and third trades of the month sought to diversify the Funds’ existing equity overweight, rotating a portion from domestic into both developed international and emerging market equities. At the time of the trades, foreign economic indicators such as the JPMorgan Global Purchasing Managers Index supported the idea that the global economy had stopped slumping and was stabilizing.

Current Strategy and Outlook: After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy: we believe that the manufacturing sector is showing signs of life, while consumer demand remains strong, in our view. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12 months as low. In our opinion, central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.

What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading

PORTFOLIO MANAGERS’ REPORT	VOYA TARGET RETIREMENT FUNDS

indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.

As a result, we retain our modest overweight to stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings surprises and 60% have beaten revenue estimates. With profit margins for U.S. large cap companies well above their long-term averages, further gains in S&P 500® Index stocks will most likely need to come from revenue growth or earnings multiple expansion. We are reticent to rely much on top-line growth, given the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.

*	On November 21, 2019, the Board of Trustees approved a proposal to reorganize Voya Target Retirement 2020 Fund with and into Voya Target In-Retirement Fund on or about August 7, 2020.
**	Please see the Prospectus for each Fund’s respective investment objective.
***	Effective September 30, 2019, Barbara Reinhard was added as a portfolio manager to the Funds.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VOYA TARGET RETIREMENT FUNDS	PORTFOLIO MANAGERS’ REPORT

Average Total Returns for the Six-Months Ended November 30, 2019
Voya Target In-Retirement Fund, Class I	5.69%
S&P Target Date Retirement Income Index	6.18%
Voya Target Retirement 2020 Fund, Class I	6.56%
S&P Target Date 2020 Index	7.56%
Voya Target Retirement 2025 Fund, Class I	8.47%
S&P Target Date 2025 Index	8.44%
Voya Target Retirement 2030 Fund, Class I	9.52%
S&P Target Date 2030 Index	9.37%
Voya Target Retirement 2035 Fund, Class I	10.33%
S&P Target Date 2035 Index	10.23%
Voya Target Retirement 2040 Fund, Class I	11.01%
S&P Target Date 2040 Index	10.78%
Voya Target Retirement 2045 Fund, Class I	11.44%
S&P Target Date 2045 Index	11.11%
Voya Target Retirement 2050 Fund, Class I	11.63%
S&P Target Date 2050 Index	11.25%
Voya Target Retirement 2055 Fund, Class I	11.86%
S&P Target Date 2055 Index	11.34%
Voya Target Retirement 2060+ Fund, Class I	11.82%
S&P Target Date 2060+ Index	11.44%

Target Asset Allocation(1)
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	In- Retirement
US Large Bond	20.50%	20.50%	19.50%	17.50%	16.50%	15.50%	14.00%	12.00%	4.00%	4.00%
US Large Growth	15.00%	15.00%	15.25%	15.75%	15.25%	14.75%	13.25%	12.50%	9.75%	8.00%
US Large Value	14.25%	14.25%	15.00%	15.50%	15.00%	14.25%	13.00%	12.00%	10.00%	8.75%
US Mid Cap Bond	5.00%	5.00%	4.50%	4.50%	4.00%	4.00%	3.00%	2.50%	1.00%	0.00%
US Small Cap	4.50%	4.50%	4.50%	4.50%	4.50%	3.50%	3.00%	3.00%	1.00%	1.00%
International	25.00%	25.00%	25.00%	24.00%	22.00%	20.00%	18.00%	13.00%	8.00%	6.00%
Emerging Markets	7.50%	7.50%	7.00%	7.00%	6.50%	6.00%	5.00%	3.50%	2.50%	2.00%
Global Real Estate	2.75%	2.25%	2.25%	2.25%	2.25%	2.00%	1.75%	1.50%	1.25%	1.25%
Core Fixed Income	3.50%	4.00%	5.00%	5.25%	10.00%	10.00%	19.00%	24.75%	36.50%	40.00%
Senior Debt	0.00%	0.00%	0.00%	0.00%	0.00%	2.00%	2.00%	3.00%	3.00%	3.00%
International Bonds	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.00%	3.00%	3.00%
TIPS	0.00%	0.00%	0.00%	0.00%	0.00%	4.00%	4.00%	4.00%	6.00%	7.00%
Short Duration	0.00%	0.00%	0.00%	1.75%	2.00%	2.00%	2.00%	3.25%	12.00%	14.00%
Long Govt Bonds	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	94.50%	94.00%	93.00%	91.00%	86.00%	80.00%	71.00%	60.00%	37.50%	31.00%
Total Fixed Income	5.50%	6.00%	7.00%	9.00%	14.00%	20.00%	29.00%	40.00%	62.50%	69.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

(1)	Each Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2019**	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2019**
Voya Target In-Retirement Fund
Class A	$1,000.00	$1,056.20	0.73%	$3.75	$1,000.00	1,021.35	0.73%	$3.69
Class I	1,000.00	1,056.90	0.45	2.31	1,000.00	1,022.75	0.45	2.28
Class R	1,000.00	1,055.40	0.98	5.04	1,000.00	1,020.10	0.98	4.95
Class R6	1,000.00	1,056.90	0.43	2.21	1,000.00	1,022.85	0.43	2.17
Voya Target Retirement 2020 Fund
Class A	$1,000.00	$1,064.10	0.72%	$3.72	$1,000.00	1,021.40	0.72%	$3.64
Class I	1,000.00	1,065.60	0.43	2.22	1,000.00	1,022.85	0.43	2.17
Class R	1,000.00	1,063.40	0.97	5.00	1,000.00	1,020.15	0.97	4.90
Class R6	1,000.00	1,065.60	0.43	2.22	1,000.00	1,022.85	0.43	2.17
Voya Target Retirement 2025 Fund
Class A	$1,000.00	$1,084.20	0.71%	$3.70	$1,000.00	1,021.45	0.71%	$3.59
Class I	1,000.00	1,084.70	0.48	2.50	1,000.00	1,022.60	0.48	2.43
Class R	1,000.00	1,082.80	0.96	5.00	1,000.00	1,020.20	0.96	4.85
Class R6	1,000.00	1,085.60	0.42	2.19	1,000.00	1,022.90	0.42	2.12
Voya Target Retirement 2030 Fund
Class A	$1,000.00	$1,093.90	0.71%	$3.72	$1,000.00	1,021.45	0.71%	$3.59
Class I	1,000.00	1,095.20	0.46	2.41	1,000.00	1,022.70	0.46	2.33
Class R	1,000.00	1,092.50	0.96	5.02	1,000.00	1,020.20	0.96	4.85
Class R6	1,000.00	1,095.30	0.42	2.20	1,000.00	1,022.90	0.42	2.12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2019**	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2019**
Voya Target Retirement 2035 Fund
Class A	$1,000.00	$1,101.20	0.73%	$3.83	$1,000.00	1,021.35	0.73%	$3.69
Class I	1,000.00	1,103.30	0.43	2.26	1,000.00	1,022.85	0.43	2.17
Class R	1,000.00	1,100.50	0.98	5.15	1,000.00	1,020.10	0.98	4.95
Class R6	1,000.00	1,103.50	0.42	2.21	1,000.00	1,022.90	0.42	2.12
Voya Target Retirement 2040 Fund
Class A	$1,000.00	$1,108.90	0.75%	$3.95	$1,000.00	1,021.25	0.75%	$3.79
Class I	1,000.00	1,110.10	0.46	2.43	1,000.00	1,022.70	0.46	2.33
Class R	1,000.00	1,107.30	1.00	5.27	1,000.00	1,020.00	1.00	5.05
Class R6	1,000.00	1,111.00	0.42	2.22	1,000.00	1,022.90	0.42	2.12
Voya Target Retirement 2045 Fund
Class A	$1,000.00	$1,112.40	0.77%	$4.07	$1,000.00	1,021.15	0.77%	$3.89
Class I	1,000.00	1,114.40	0.42	2.22	1,000.00	1,022.90	0.42	2.12
Class R	1,000.00	1,110.90	1.02	5.38	1,000.00	1,019.90	1.02	5.15
Class R6	1,000.00	1,115.40	0.42	2.22	1,000.00	1,022.90	0.42	2.12
Voya Target Retirement 2050 Fund
Class A	$1,000.00	$1,115.00	0.79%	$4.18	$1,000.00	1,021.05	0.79%	$3.99
Class I	1,000.00	1,116.30	0.47	2.49	1,000.00	1,022.65	0.47	2.38
Class R	1,000.00	1,114.30	1.04	5.50	1,000.00	1,019.80	1.04	5.25
Class R6	1,000.00	1,117.20	0.44	2.33	1,000.00	1,022.80	0.44	2.23
Voya Target Retirement 2055 Fund
Class A	$1,000.00	$1,116.50	0.78%	$4.13	$1,000.00	1,021.10	0.78%	$3.94
Class I	1,000.00	1,118.60	0.44	2.33	1,000.00	1,022.80	0.44	2.23
Class R	1,000.00	1,114.10	1.03	5.44	1,000.00	1,019.85	1.03	5.20
Class R6	1,000.00	1,117.70	0.44	2.33	1,000.00	1,022.80	0.44	2.33
Voya Target Retirement 2060 Fund
Class A	$1,000.00	$1,116.60	0.76%	$4.02	$1,000.00	1,021.20	0.76%	$3.84
Class I	1,000.00	1,118.20	0.46	2.44	1,000.00	1,022.70	0.46	2.33
Class R	1,000.00	1,114.90	1.01	5.34	1,000.00	1,019.95	1.01	5.10
Class R6	1,000.00	1,118.10	0.46	2.44	1,000.00	1,022.70	0.46	2.33

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2019 (UNAUDITED)

	Voya Target In-Retirement Fund	Voya Target Retirement 2020 Fund	Voya Target Retirement 2025 Fund	Voya Target Retirement 2030 Fund
ASSETS:
Investments in affiliated underlying funds at fair value*	$7,626,248	$11,653,115	$18,455,961	$16,140,337
Investments in unaffiliated underlying funds at fair value**	2,978,524	3,940,508	8,785,011	9,094,782
Cash	18,923	21,155	42,112	12,238
Receivables:
Investments in affiliated underlying funds sold	7,116	—	—	—
Investments in unaffiliated underlying funds sold	72	—	—	—
Fund shares sold	3,262	1,817	17,881	13,087
Dividends	17,133	—	27,806	17,346
Interest	11	—	51	26
Other assets	96	129	189	170
Total assets	10,651,385	15,616,724	27,329,011	25,277,986
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	17,122	1,709	45,458	29,615
Payable for investments in unaffiliated underlying funds purchased	—	35	179	784
Payable for fund shares redeemed	10,450	—	—	15
Payable for unified fees	3,452	4,930	8,707	8,106
Payable for distribution and shareholder service fees	528	600	1,256	1,126
Payable to trustees under the deferred compensation plan (Note 6)	96	129	189	170
Other accrued expenses and liabilities	191	334	499	528
Total liabilities	31,839	7,737	56,288	40,344
NET ASSETS	$10,619,546	$15,608,987	$27,272,723	$25,237,642
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$9,854,783	$14,659,194	$25,046,457	$23,119,868
Total distributable earnings	764,763	949,793	2,226,266	2,117,774
NET ASSETS	$10,619,546	$15,608,987	$27,272,723	$25,237,642

* Cost of investments in affiliated underlying funds	$7,410,069	$11,274,374	$17,516,264	$15,352,959
** Cost of investments in unaffiliated underlying funds	$2,851,220	$3,780,798	$8,251,331	$8,485,210

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

	Voya Target In-Retirement Fund	Voya Target Retirement 2020 Fund	Voya Target Retirement 2025 Fund	Voya Target Retirement 2030 Fund

Class A
Net assets	$2,649,653	$3,383,409	$5,636,271	$5,728,262
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	231,046	279,285	442,130	447,192
Net asset value and redemption price per share†	$11.47	$12.11	$12.75	$12.81
Maximum offering price per share (5.75%)(1)	$12.17	$12.85	$13.53	$13.59

Class I
Net assets	$88,833	$1,149,418	$119,042	$208,603
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,709	94,287	9,290	16,196
Net asset value and redemption price per share	$11.52	$12.19	$12.81	$12.88

Class R
Net assets	$3,250	$3,252	$542,732	$31,209
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	284	269	42,776	2,445
Net asset value and redemption price per share	$11.44	$12.08	$12.69	$12.76

Class R6
Net assets	$7,877,810	$11,072,908	$20,974,678	$19,269,568
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	683,613	908,024	1,637,650	1,497,004
Net asset value and redemption price per share	$11.52	$12.19	$12.81	$12.87

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2019 (UNAUDITED)

	Voya Target Retirement 2035 Fund	Voya Target Retirement 2040 Fund	Voya Target Retirement 2045 Fund	Voya Target Retirement 2050 Fund
ASSETS:
Investments in affiliated underlying funds at fair value*	$16,095,574	$11,748,055	$12,287,829	$7,571,244
Investments in unaffiliated underlying funds at fair value**	10,492,049	8,995,546	10,448,439	6,719,853
Cash	42,980	10,458	11,735	8,220
Receivables:
Investments in affiliated underlying funds sold	—	—	—	9,757
Investments in unaffiliated underlying funds sold	—	—	—	1,331
Fund shares sold	18,794	10,071	36,164	8,612
Dividends	12,245	7,557	4,739	2,310
Interest	39	16	18	10
Other assets	155	108	121	83
Total assets	26,661,836	20,771,811	22,789,045	14,321,420
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	29,274	16,028	37,268	2,307
Payable for investments in unaffiliated underlying funds purchased	1,282	788	3,615	—
Payable for fund shares redeemed	475	804	15	19,700
Payable for unified fees	8,578	6,587	7,293	4,576
Payable for investment management fees	—	—	138	858
Payable for distribution and shareholder service fees	721	658	585	683
Payable to trustees under the deferred compensation plan (Note 6)	155	108	121	83
Other accrued expenses and liabilities	160	12	184	117
Total liabilities	40,645	24,985	49,219	28,324
NET ASSETS	$26,621,191	$20,746,826	$22,739,826	$14,293,096
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$24,419,086	$18,939,253	$20,670,341	$13,005,750
Total distributable earnings	2,202,105	1,807,573	2,069,485	1,287,346
NET ASSETS	$26,621,191	$20,746,826	$22,739,826	$14,293,096

* Cost of investments in affiliated underlying funds	$15,281,950	$11,167,863	$11,680,220	$7,181,043
** Cost of investments in unaffiliated underlying funds	$9,779,468	$8,320,656	$9,631,657	$6,226,282

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

	Voya Target Retirement 2035 Fund	Voya Target Retirement 2040 Fund	Voya Target Retirement 2045 Fund	Voya Target Retirement 2050 Fund
Class A
Net assets	$3,680,897	$3,456,842	$3,099,857	$3,214,070
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	286,586	263,034	231,953	245,621
Net asset value and redemption price per share†	$12.84	$13.14	$13.36	$13.09
Maximum offering price per share (5.75%)(1)	$13.62	$13.94	$14.18	$13.89

Class I
Net assets	$753,052	$119,590	$107,000	$153,693
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	58,286	9,050	7,961	11,687
Net asset value and redemption price per share	$12.92	$13.21	$13.44	$13.15

Class R
Net assets	$3,264	$3,262	$3,253	$156,920
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	255	249	244	12,020
Net asset value and redemption price per share	$12.81	$13.11	$13.32	$13.05

Class R6
Net assets	$22,183,978	$17,167,132	$19,529,716	$10,768,413
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,719,438	1,299,994	1,453,542	818,912
Net asset value and redemption price per share	$12.90	$13.21	$13.44	$13.15
(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2019 (UNAUDITED)

	Voya Target Retirement 2055 Fund	Voya Target Retirement 2060 Fund
ASSETS:
Investments in affiliated underlying funds at fair value*	$6,265,072	$3,378,249
Investments in unaffiliated underlying funds at fair value**	5,947,671	3,214,286
Cash	6,618	3,826
Receivables:
Fund shares sold	5,437	5,560
Dividends	1,562	736
Interest	6	2
Other assets	74	44
Total assets	12,226,440	6,602,703
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	6,291	5,537
Payable for investments in unaffiliated underlying funds purchased	707	749
Payable for unified fees	3,963	2,139
Payable for investment management fees	998	183
Payable for distribution and shareholder service fees	404	381
Payable to trustees under the deferred compensation plan (Note 6)	74	44
Other accrued expenses and liabilities	308	79
Total liabilities	12,745	9,112
NET ASSETS	$12,213,695	$6,593,591
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,899,905	$5,936,531
Total distributable earnings	1,313,790	657,060
NET ASSETS	$12,213,695	$6,593,591

* Cost of investments in affiliated underlying funds	$5,931,236	$3,207,064
** Cost of investments in unaffiliated underlying funds	$5,512,675	$2,985,686
Class A
Net assets	$2,002,974	$1,889,389
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	151,411	155,360
Net asset value and redemption price per share†	$13.23	$12.16
Maximum offering price per share (5.75%)(1)	$14.04	$12.90
Class I
Net assets	$92,869	$140,067
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	6,984	11,482
Net asset value and redemption price per share	$13.30	$12.20
Class R
Net assets	$5,367	$7,026
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	407	579
Net asset value and redemption price per share	$13.18	$12.13
Class R6
Net assets	$10,112,485	$4,557,109
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	760,728	373,364
Net asset value and redemption price per share	$13.29	$12.21
(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2019 (UNAUDITED)

	Voya Target In-Retirement Fund	Voya Target Retirement 2020 Fund	Voya Target Retirement 2025 Fund	Voya Target Retirement 2030 Fund
INVESTMENT INCOME:
Interest	$—	$—	$51	$26
Dividends from affiliated underlying funds	115,455	145,709	195,879	125,412
Dividends from unaffiliated underlying funds	37,166	39,407	84,587	81,552
Total investment income	152,621	185,116	280,517	206,990

EXPENSES:
Investment management fees	21,304	28,020	50,425	45,884
Distribution and shareholder service fees:
Class A	2,596	3,439	5,422	6,250
Class R	7	7	1,078	62
Transfer agent fees:
Class A	497	601	868	1,028
Class I	7	26	33	41
Class R	—	—	86	5
Trustee fees	213	280	504	459
Miscellaneous expense	1,582	1,548	1,725	1,645
Total expenses	26,206	33,921	60,141	55,374
Net expenses	26,206	33,921	60,141	55,374
Net investment income	126,415	151,195	220,376	151,616
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	108,335	174,486	182,576	141,202
Sale of unaffiliated underlying funds	61,891	90,077	176,397	164,837
Net realized gain	170,226	264,563	358,973	306,039
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	193,538	303,718	931,108	938,004
Unaffiliated underlying funds	104,994	136,996	542,550	639,521
Net change in unrealized appreciation (depreciation)	298,532	440,714	1,473,658	1,577,525
Net realized and unrealized gain	468,758	705,277	1,832,631	1,883,564
Increase in net assets resulting from operations	$595,173	$856,472	$2,053,007	$2,035,180

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2019 (UNAUDITED)

	Voya Target Retirement 2035 Fund	Voya Target Retirement 2040 Fund	Voya Target Retirement 2045 Fund	Voya Target Retirement 2050 Fund
INVESTMENT INCOME:
Interest	$39	$15	$18	$—
Dividends from affiliated underlying funds	103,068	57,915	46,806	25,739
Dividends from unaffiliated underlying funds	82,603	65,174	78,387	51,328
Total investment income	185,710	123,104	125,211	77,067

EXPENSES:
Investment management fees	48,095	35,888	40,948	25,886
Distribution and shareholder service fees:
Class A	3,804	3,585	3,012	3,212
Class R	7	7	7	214
Transfer agent fees:
Class A	913	1,117	1,206	1,340
Class I	36	22	2	21
Class R	2	2	2	45
Trustee fees	480	359	410	259
Miscellaneous expense	1,602	1,552	1,571	1,518
Total expenses	54,939	42,532	47,158	32,495
Recouped fees	—	—	138	858
Net expenses	54,939	42,532	47,296	33,353
Net investment income	130,771	80,572	77,915	43,714
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	181,271	184,664	176,939	110,829
Sale of unaffiliated underlying funds	115,458	94,439	106,610	109,649
Net realized gain	296,729	279,103	283,549	220,478
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,018,245	678,656	814,134	492,691
Unaffiliated underlying funds	843,557	791,984	966,956	589,736
Net change in unrealized appreciation (depreciation)	1,861,802	1,470,640	1,781,090	1,082,427
Net realized and unrealized gain	2,158,531	1,749,743	2,064,639	1,302,905
Increase in net assets resulting from operations	$2,289,302	$1,830,315	$2,142,554	$1,346,619

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2019 (UNAUDITED)

	Voya Target Retirement 2055 Fund	Voya Target Retirement 2060 Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$20,084	$9,351
Dividends from unaffiliated underlying funds	49,234	22,723
Total investment income	69,318	32,074

EXPENSES:
Investment management fees	23,972	11,738
Distribution and shareholder service fees:
Class A	2,259	1,949
Class R	11	17
Transfer agent fees:
Class A	797	453
Class R	2	2
Trustee fees	240	117
Miscellaneous expense	1,494	1,446
Total expenses	28,775	15,722
Recouped and reimbursed fees	998	183
Net expenses	29,773	15,905
Net investment income	39,545	16,169

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	131,604	53,083
Sale of unaffiliated underlying funds	132,048	52,982
Net realized gain	263,652	106,065
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	406,642	222,036
Unaffiliated underlying funds	521,284	269,348
Net change in unrealized appreciation (depreciation)	927,926	491,384
Net realized and unrealized gain	1,191,578	597,449
Increase in net assets resulting from operations	$1,231,123	$613,618

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Target In-Retirement Fund		Voya Target Retirement 2020 Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$126,415	$184,969	$151,195	$200,624
Net realized gain	170,226	98,743	264,563	20,836
Net change in unrealized appreciation (depreciation)	298,532	66,611	440,714	111,814
Increase in net assets resulting from operations	595,173	350,323	856,472	333,274

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(63,926)	—	(106,912)
Class I	—	(2,459)	—	(35,105)
Class R	—	(92)	—	(122)
Class R6	—	(189,774)	—	(262,028)
Total distributions	—	(256,251)	—	(404,167)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,396,619	9,859,975	3,587,794	9,578,752
Reinvestment of distributions	—	256,251	—	404,167
	1,396,619	10,116,226	3,587,794	9,982,919
Cost of shares redeemed	(2,143,364)	(5,182,289)	(1,239,927)	(5,574,248)
Net increase (decrease) in net assets resulting from capital share transactions	(746,745)	4,933,937	2,347,867	4,408,671
Net increase (decrease) in net assets	(151,572)	5,028,009	3,204,339	4,337,778

NET ASSETS:
Beginning of year or period	10,771,118	5,743,109	12,404,648	8,066,870
End of year or period	$10,619,546	$10,771,118	$15,608,987	$12,404,648

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Target Retirement 2025 Fund		Voya Target Retirement 2030 Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$220,376	$317,829	$151,616	$239,792
Net realized gain	358,973	198,870	306,039	353,417
Net change in unrealized appreciation (depreciation)	1,473,658	(40,418)	1,577,525	(313,337)
Increase in net assets resulting from operations	2,053,007	476,281	2,035,180	279,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(119,993)	—	(188,545)
Class I	—	(3,408)	—	(8,657)
Class R	—	(12,407)	—	(779)
Class R6	—	(458,615)	—	(472,730)
Total distributions	—	(594,423)	—	(670,711)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,488,479	17,288,341	5,759,500	14,784,595
Reinvestment of distributions	—	594,423	—	670,711
	4,488,479	17,882,764	5,759,500	15,455,306
Cost of shares redeemed	(2,971,064)	(4,670,093)	(2,730,156)	(3,616,267)
Net increase in net assets resulting from capital share transactions	1,517,415	13,212,671	3,029,344	11,839,039
Net increase in net assets	3,570,422	13,094,529	5,064,524	11,448,200

NET ASSETS:
Beginning of year or period	23,702,301	10,607,772	20,173,118	8,724,918
End of year or period	$27,272,723	$23,702,301	$25,237,642	$20,173,118

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Target Retirement 2035 Fund		Voya Target Retirement 2040 Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$130,771	$205,339	$80,572	$135,435
Net realized gain	296,729	358,496	279,103	284,768
Net change in unrealized appreciation (depreciation)	1,861,802	(435,823)	1,470,640	(295,882)
Increase in net assets resulting from operations	2,289,302	128,012	1,830,315	124,321

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(123,876)	—	(113,471)
Class I	—	(35,717)	—	(5,131)
Class R	—	(149)	—	(143)
Class R6	—	(473,521)	—	(306,451)
Total distributions	—	(633,263)	—	(425,196)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,083,900	16,836,732	5,917,086	12,204,496
Reinvestment of distributions	—	633,263	—	425,196
	6,083,900	17,469,995	5,917,086	12,629,692
Cost of shares redeemed	(2,059,460)	(3,684,474)	(1,496,355)	(2,616,309)
Net increase in net assets resulting from capital share transactions	4,024,440	13,785,521	4,420,731	10,013,383
Net increase in net assets	6,313,742	13,280,270	6,251,046	9,712,508

NET ASSETS:
Beginning of year or period	20,307,449	7,027,179	14,495,780	4,783,272
End of year or period	$26,621,191	$20,307,449	$20,746,826	$14,495,780

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Target Retirement 2045 Fund		Voya Target Retirement 2050 Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$77,915	$134,813	$43,714	$81,417
Net realized gain	283,549	407,195	220,478	274,178
Net change in unrealized appreciation (depreciation)	1,781,090	(516,128)	1,082,427	(305,977)
Increase in net assets resulting from operations	2,142,554	25,880	1,346,619	49,618

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(89,039)	—	(133,202)
Class I	—	(4,005)	—	(7,532)
Class R	—	(134)	—	(176)
Class R6	—	(382,361)	—	(223,728)
Total distributions	—	(475,539)	—	(364,638)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,618,062	14,823,467	4,816,700	8,561,744
Reinvestment of distributions	—	475,539	—	364,638
	6,618,062	15,299,006	4,816,700	8,926,382
Cost of shares redeemed	(3,382,298)	(2,208,401)	(2,231,397)	(2,031,484)
Net increase in net assets resulting from capital share transactions	3,235,764	13,090,605	2,585,303	6,894,898
Net increase in net assets	5,378,318	12,640,946	3,931,922	6,579,878

NET ASSETS:
Beginning of year or period	17,361,508	4,720,562	10,361,174	3,781,296
End of year or period	$22,739,826	$17,361,508	$14,293,096	$10,361,174

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Target Retirement 2055 Fund		Voya Target Retirement 2060 Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$39,545	$63,259	$16,169	$33,974
Net realized gain	263,652	309,306	106,065	173,574
Net change in unrealized appreciation (depreciation)	927,926	(306,753)	491,384	(208,086)
Increase (decrease) in net assets resulting from operations	1,231,123	65,812	613,618	(538)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(81,698)	—	(90,986)
Class I	—	(5,051)	—	(10,333)
Class R	—	(169)	—	(233)
Class R6	—	(197,191)	—	(109,029)
Total distributions	—	(284,109)	—	(210,581)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,831,523	6,850,204	2,506,286	3,078,764
Reinvestment of distributions	—	284,109	—	210,581
	4,831,523	7,134,313	2,506,286	3,289,345
Cost of shares redeemed	(3,240,433)	(737,576)	(1,148,602)	(453,450)
Net increase in net assets resulting from capital share transactions	1,591,090	6,396,737	1,357,684	2,835,895
Net increase in net assets	2,822,213	6,178,440	1,971,302	2,624,776

NET ASSETS:
Beginning of year or period	9,391,482	3,213,042	4,622,289	1,997,513
End of year or period	$12,213,695	$9,391,482	$6,593,591	$4,622,289

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Target In-Retirement Fund
Class A
11-30-19+	10.86	0.12	•	0.49	0.61	—	—	—	—	—	11.47	5.62	0.73	0.73	0.73	2.07	2,650	30
05-31-19	10.88	0.25		0.07	0.32	0.20	0.14	—	0.34	—	10.86	3.09	0.73	0.73	0.73	2.19	1,684	156
05-31-18	10.94	0.22	•	0.21	0.43	0.22	0.27	—	0.49	—	10.88	3.85	3.97	0.51	0.51	1.96	1,594	70
05-31-17	10.46	0.21	•	0.47	0.68	0.15	0.05	—	0.20	—	10.94	6.55	4.76	0.54	0.54	1.99	903	74
12-21-15(5)–05-31-16	10.20	0.06	•	0.24	0.30	0.02	0.02	—	0.04	—	10.46	2.92	9.04	0.47	0.47	1.30	598	44
Class I
11-30-19+	10.90	0.14	•	0.48	0.62	—	—	—	—	—	11.52	5.69	0.45	0.45	0.45	2.39	89	30
05-31-19	10.91	0.27	•	0.08	0.35	0.22	0.14	—	0.36	—	10.90	3.44	0.44	0.44	0.44	2.47	80	156
05-31-18	10.96	0.25		0.21	0.46	0.24	0.27	—	0.51	—	10.91	4.13	3.76	0.27	0.27	2.23	65	70
05-31-17	10.47	0.23		0.48	0.71	0.17	0.05	—	0.22	—	10.96	6.84	4.67	0.28	0.28	2.20	63	74
05-31-16	10.48	0.19		(0.17)	0.02	0.01	0.02	—	0.03	—	10.47	0.21	49.40	0.17	0.17	1.81	59	44
05-31-15	10.73	0.22		0.22	0.44	0.34	0.35	—	0.69	—	10.48	4.34	74.46	0.13	0.13	1.97	59	39
Class R
11-30-19+	10.84	0.11	•	0.49	0.60	—	—	—	—	—	11.44	5.54	0.98	0.98	0.98	1.96	3	30
06-01-18(5)–05-31-19	10.90	0.21	•	0.06	0.27	0.19	0.14	—	0.33	—	10.84	2.68	0.98	0.98	0.98	1.92	3	156
Class R6
11-30-19+	10.90	0.14	•	0.48	0.62	—	—	—	—	—	11.52	5.69	0.43	0.43	0.43	2.42	7,878	30
05-31-19	10.90	0.24	•	0.13	0.37	0.23	0.14	—	0.37	—	10.90	3.55	0.43	0.43	0.43	2.25	9,005	156
05-31-18	10.96	0.25	•	0.20	0.45	0.24	0.27	—	0.51	—	10.90	4.08	3.69	0.22	0.22	2.30	4,084	70
05-31-17	10.47	0.25	•	0.46	0.71	0.17	0.05	—	0.22	—	10.96	6.85	4.28	0.24	0.24	2.34	1,664	74
12-21-15(5)–05-31-16	10.20	0.07	•	0.24	0.31	0.02	0.02	—	0.04	—	10.47	3.03	8.78	0.20	0.20	1.58	515	44
Voya Target Retirement 2020 Fund
Class A
11-30-19+	11.38	0.11	•	0.62	0.73	—	—	—	—	—	12.11	6.41	0.72	0.72	0.72	1.90	3,383	30
05-31-19	11.60	0.23		0.03	0.26	0.23	0.25	—	0.48	—	11.38	2.49	0.73	0.73	0.73	1.88	2,506	128
05-31-18	11.55	0.22	•	0.44	0.66	0.24	0.37	—	0.61	—	11.60	5.70	3.08	0.48	0.48	1.89	2,393	80
05-31-17	10.75	0.20	•	0.76	0.96	0.14	0.02	—	0.16	—	11.55	8.94	4.20	0.49	0.49	1.80	137	105
12-21-15(5)–05-31-16	10.96	0.04	•	0.26	0.30	0.17	0.34	—	0.51	—	10.75	2.88	14.30	0.45	0.45	0.78	22	86
Class I
11-30-19+	11.44	0.13	•	0.62	0.75	—	—	—	—	—	12.19	6.56	0.43	0.43	0.43	2.15	1,149	30
05-31-19	11.65	0.26		0.04	0.30	0.26	0.25	—	0.51	—	11.44	2.86	0.43	0.43	0.43	2.27	832	128
05-31-18	11.58	0.26		0.44	0.70	0.26	0.37	—	0.63	—	11.65	5.96	2.73	0.19	0.19	2.15	761	80
05-31-17	10.76	0.22		0.77	0.99	0.15	0.02	—	0.17	—	11.58	9.25	3.45	0.21	0.21	2.04	706	105
05-31-16	11.39	0.17		(0.29)	(0.12)	0.17	0.34	—	0.51	—	10.76	(0.89)	12.03	0.17	0.17	1.54	636	86
05-31-15	11.52	0.17	•	0.43	0.60	0.37	0.36	—	0.73	—	11.39	5.38	22.77	0.18	0.18	1.52	641	42
Class R
11-30-19+	11.36	0.11	•	0.61	0.72	—	—	—	—	—	12.08	6.34	0.97	0.97	0.97	1.78	3	30
06-01-18(5)–05-31-19	11.64	0.19	•	0.00 *	0.19	0.22	0.25	—	0.47	—	11.36	1.94	0.98	0.98	0.98	1.70	3	128
Class R6
11-30-19+	11.44	0.13	•	0.62	0.75	—	—	—	—	—	12.19	6.56	0.43	0.43	0.43	2.21	11,073	30
05-31-19	11.66	0.25	•	0.04	0.29	0.26	0.25	—	0.51	—	11.44	2.78	0.43	0.43	0.43	2.20	9,064	128
05-31-18	11.59	0.24		0.46	0.70	0.26	0.37	—	0.63	—	11.66	5.97	2.73	0.18	0.18	2.14	4,912	80
05-31-17	10.76	0.26	•	0.74	1.00	0.15	0.02	—	0.17	—	11.59	9.35	3.44	0.19	0.19	2.33	2,564	105
12-21-15(5)–05-31-16	10.96	0.06	•	0.26	0.32	0.18	0.34	—	0.52	—	10.76	3.00	13.93	0.15	0.15	1.19	3	86

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Target Retirement 2025 Fund
Class A
11-30-19+	11.76	0.09	•	0.90	0.99	—	—	—	—	—	12.75	8.42	0.71	0.71	0.71	1.49	5,636	28
05-31-19	12.02	0.21	•	(0.08)	0.13	0.19	0.20	—	0.39	—	11.76	1.30	0.71	0.71	0.71	1.81	4,067	96
05-31-18	11.76	0.22	•	0.62	0.84	0.25	0.33	—	0.58	—	12.02	7.17	2.78	0.44	0.44	1.82	2,753	80
05-31-17	10.79	0.21	•	0.94	1.15	0.14	0.04	—	0.18	—	11.76	10.85	3.95	0.42	0.42	1.83	825	76
12-21-15(5)–05-31-16	10.53	0.04	•	0.26	0.30	0.02	0.02	—	0.04	—	10.79	2.86	9.11	0.36	0.36	0.90	518	54
Class I
11-30-19+	11.81	0.11	•	0.89	1.00	—	—	—	—	—	12.81	8.47	0.48	0.48	0.48	1.73	119	28
05-31-19	12.06	0.22		(0.05)	0.17	0.22	0.20	—	0.42	—	11.81	1.60	0.47	0.47	0.47	1.97	106	96
05-31-18	11.79	0.26	•	0.61	0.87	0.27	0.33	—	0.60	—	12.06	7.38	2.52	0.19	0.19	2.12	91	80
05-31-17	10.81	0.23		0.96	1.19	0.17	0.04	—	0.21	—	11.79	11.15	3.71	0.17	0.17	2.07	69	76
05-31-16	11.04	0.16		(0.36)	(0.20)	0.01	0.02	—	0.03	—	10.81	(1.75)	47.30	0.16	0.16	1.56	62	54
05-31-15	11.42	0.18	•	0.44	0.62	0.36	0.64	—	1.00	—	11.04	5.78	70.64	0.15	0.15	1.55	64	52
Class R
11-30-19+	11.72	0.08	•	0.89	0.97	—	—	—	—	—	12.69	8.28	0.96	0.96	0.96	1.26	543	28
06-01-18(5)–05-31-19	12.08	0.19	•	(0.14)	0.05	0.21	0.20	—	0.41	—	11.72	0.59	0.96	0.96	0.96	1.64	351	96
Class R6
11-30-19+	11.80	0.11	•	0.90	1.01	—	—	—	—	—	12.81	8.56	0.42	0.42	0.42	1.80	20,975	28
05-31-19	12.05	0.23	•	(0.06)	0.17	0.22	0.20	—	0.42	—	11.80	1.64	0.41	0.41	0.41	1.98	19,178	96
05-31-18	11.78	0.26	•	0.61	0.87	0.27	0.33	—	0.60	—	12.05	7.43	2.44	0.14	0.14	2.15	7,764	80
05-31-17	10.80	0.26	•	0.93	1.19	0.17	0.04	—	0.21	—	11.78	11.23	3.63	0.12	0.12	2.28	2,885	76
12-21-15(5)–05-31-16	10.53	0.05	•	0.26	0.31	0.02	0.02	—	0.04	—	10.80	2.96	8.84	0.08	0.08	1.18	515	54
Voya Target Retirement 2030 Fund
Class A
11-30-19+	11.71	0.07	•	1.03	1.10	—	—	—	—	—	12.81	9.39	0.71	0.71	0.71	1.08	5,728	27
05-31-19	12.27	0.20		(0.18)	0.02	0.21	0.37	—	0.58	—	11.71	0.53	0.72	0.72	0.72	1.71	4,445	103
05-31-18	11.88	0.19	•	0.81	1.00	0.27	0.34	—	0.61	—	12.27	8.40	2.89	0.43	0.43	1.57	2,795	80
05-31-17	10.81	0.19	•	1.12	1.31	0.15	0.09	—	0.24	—	11.88	12.31	3.72	0.45	0.45	1.65	814	68
12-21-15(5)–05-31-16	10.57	0.04	•	0.24	0.28	0.02	0.02	—	0.04	—	10.81	2.71	9.11	0.39	0.39	0.86	519	55
Class I
11-30-19+	11.76	0.08	•	1.04	1.12	—	—	—	—	—	12.88	9.52	0.46	0.46	0.46	1.35	209	27
05-31-19	12.32	0.23	•	(0.19)	0.04	0.23	0.37	—	0.60	—	11.76	0.76	0.47	0.47	0.47	1.88	177	103
05-31-18	11.91	0.25		0.79	1.04	0.29	0.34	—	0.63	—	12.32	8.72	2.58	0.18	0.18	1.98	78	80
05-31-17	10.83	0.21		1.13	1.34	0.17	0.09	—	0.26	—	11.91	12.58	3.47	0.20	0.20	1.86	72	68
05-31-16	11.14	0.17		(0.44)	(0.27)	0.02	0.02	—	0.04	—	10.83	(2.41)	46.50	0.18	0.18	1.61	64	55
05-31-15	11.64	0.18	•	0.56	0.74	0.37	0.87	—	1.24	—	11.14	6.77	69.34	0.18	0.18	1.57	66	71
Class R
11-30-19+	11.68	0.05	•	1.03	1.08	—	—	—	—	—	12.76	9.25	0.96	0.96	0.96	0.80	31	27
06-01-18(5)–05-31-19	12.35	0.19	•	(0.28)	(0.09)	0.21	0.37	—	0.58	—	11.68	(0.36)	0.97	0.97	0.97	1.56	16	103
Class R6
11-30-19+	11.75	0.09	•	1.03	1.12	—	—	—	—	—	12.87	9.53	0.42	0.42	0.42	1.38	19,270	27
05-31-19	12.31	0.21		(0.16)	0.05	0.24	0.37	—	0.61	—	11.75	0.79	0.42	0.42	0.42	1.74	15,534	103
05-31-18	11.90	0.25	•	0.79	1.04	0.29	0.34	—	0.63	—	12.31	8.78	2.53	0.13	0.13	1.99	5,852	80
05-31-17	10.82	0.23	•	1.12	1.35	0.18	0.09	—	0.27	—	11.90	12.65	3.40	0.15	0.15	2.07	3,552	68
12-21-15(5)–05-31-16	10.57	0.05	•	0.24	0.29	0.02	0.02	—	0.04	—	10.82	2.81	8.84	0.11	0.11	1.14	514	55

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Target Retirement 2035 Fund
Class A
11-30-19+	11.66	0.05	•	1.13	1.18	—	—	—	—	—	12.84	10.12	0.73	0.73	0.73	0.79	3,681	27
05-31-19	12.36	0.17		(0.24)	(0.07)	0.21	0.42	—	0.63	—	11.66	(0.21)	0.72	0.72	0.72	1.47	2,541	124
05-31-18	11.98	0.18	•	0.96	1.14	0.25	0.51	—	0.76	—	12.36	9.51	3.30	0.43	0.43	1.44	1,997	99
05-31-17	10.69	0.17		1.29	1.46	0.15	0.02	—	0.17	—	11.98	13.77	4.08	0.42	0.42	1.61	694	66
12-21-15(5)–05-31-16	10.47	0.03	•	0.23	0.26	0.02	0.02	—	0.04	—	10.69	2.54	9.13	0.36	0.36	0.73	524	43
Class I
11-30-19+	11.71	0.07	•	1.14	1.21	—	—	—	—	—	12.92	10.33	0.43	0.43	0.43	1.13	753	27
05-31-19	12.40	0.22		(0.25)	(0.03)	0.24	0.42	—	0.66	—	11.71	0.14	0.43	0.43	0.43	1.75	680	124
05-31-18	12.01	0.23		0.94	1.17	0.27	0.51	—	0.78	—	12.40	9.75	3.03	0.18	0.18	1.93	662	99
05-31-17	10.71	0.24	•	1.25	1.49	0.17	0.02	—	0.19	—	12.01	14.08	3.82	0.16	0.16	2.10	458	66
05-31-16	11.14	0.16		(0.56)	(0.40)	0.01	0.02	—	0.03	—	10.71	(3.50)	46.77	0.17	0.17	1.53	64	43
05-31-15	11.78	0.18	•	0.55	0.73	0.39	0.98	—	1.37	—	11.14	6.67	68.98	0.18	0.18	1.54	66	76
Class R
11-30-19+	11.64	0.04	•	1.13	1.17	—	—	—	—	—	12.81	10.05	0.98	0.98	0.98	0.61	3	27
06-01-18(5)–05-31-19	12.45	0.15	•	(0.34)	(0.19)	0.20	0.42	—	0.62	—	11.64	(1.15)	0.97	0.97	0.97	1.24	3	124
Class R6
11-30-19+	11.69	0.07	•	1.14	1.21	—	—	—	—	—	12.90	10.35	0.42	0.42	0.42	1.13	22,184	27
05-31-19	12.39	0.19	•	(0.23)	(0.04)	0.24	0.42	—	0.66	—	11.69	0.08	0.42	0.42	0.42	1.60	17,084	124
05-31-18	12.00	0.23	•	0.95	1.18	0.28	0.51	—	0.79	—	12.39	9.79	2.99	0.13	0.13	1.84	4,368	99
05-31-17	10.70	0.26	•	1.23	1.49	0.17	0.02	—	0.19	—	12.00	14.12	3.78	0.12	0.12	2.28	2,354	66
12-21-15(5)–05-31-16	10.47	0.05	•	0.22	0.27	0.02	0.02	—	0.04	—	10.70	2.64	8.86	0.08	0.08	1.01	513	43
Voya Target Retirement 2040 Fund
Class A
11-30-19+	11.85	0.04	•	1.25	1.29	—	—	—	—	—	13.14	10.89	0.75	0.75	0.75	0.63	3,457	29
05-31-19	12.62	0.17		(0.33)	(0.16)	0.20	0.41	—	0.61	—	11.85	(0.84)	0.73	0.73	0.73	1.36	2,473	130
05-31-18	12.12	0.19	•	1.03	1.22	0.24	0.48	—	0.72	—	12.62	10.07	4.65	0.41	0.41	1.48	2,032	104
05-31-17	10.76	0.16		1.40	1.56	0.17	0.03	—	0.20	—	12.12	14.67	6.12	0.41	0.41	1.44	842	43
12-21-15(5)–05-31-16	10.54	0.03	•	0.24	0.27	0.02	0.03	—	0.05	—	10.76	2.56	9.11	0.36	0.36	0.62	521	46
Class I
11-30-19+	11.90	0.06	•	1.25	1.31	—	—	—	—	—	13.21	11.01	0.46	0.46	0.46	0.93	120	29
05-31-19	12.67	0.21		(0.34)	(0.13)	0.23	0.41	—	0.64	—	11.90	(0.59)	0.45	0.45	0.45	1.66	104	130
05-31-18	12.15	0.23		1.03	1.26	0.26	0.48	—	0.74	—	12.67	10.39	4.42	0.16	0.16	1.77	91	104
05-31-17	10.79	0.20		1.38	1.58	0.19	0.03	—	0.22	—	12.15	14.83	5.92	0.17	0.17	1.71	75	43
05-31-16	11.25	0.15		(0.57)	(0.42)	0.01	0.03	—	0.04	—	10.79	(3.70)	45.97	0.17	0.17	1.38	65	46
05-31-15	11.99	0.16	•	0.65	0.81	0.40	1.15	—	1.55	—	11.25	7.31	67.80	0.18	0.18	1.39	68	81
Class R
11-30-19+	11.84	0.03	•	1.24	1.27	—	—	—	—	—	13.11	10.73	1.00	1.00	1.00	0.44	3	29
06-01-18(5)–05-31-19	12.73	0.13		(0.41)	(0.28)	0.20	0.41	—	0.61	—	11.84	(1.84)	0.98	0.98	0.98	1.16	3	130
Class R6
11-30-19+	11.89	0.06	•	1.26	1.32	—	—	—	—	—	13.21	11.10	0.42	0.42	0.42	0.95	17,167	29
05-31-19	12.66	0.17	•	(0.29)	(0.12)	0.24	0.41	—	0.65	—	11.89	(0.55)	0.42	0.42	0.42	1.42	11,916	130
05-31-18	12.14	0.23	•	1.04	1.27	0.27	0.48	—	0.75	—	12.66	10.44	4.34	0.11	0.11	1.81	2,661	104
05-31-17	10.78	0.19		1.40	1.59	0.20	0.03	—	0.23	—	12.14	14.91	5.84	0.12	0.12	1.69	973	43
12-21-15(5)–05-31-16	10.54	0.04	•	0.25	0.29	0.02	0.03	—	0.05	—	10.78	2.76	8.84	0.08	0.08	0.90	514	46

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Target Retirement 2045 Fund
Class A
11-30-19+	12.01	0.03	•	1.32	1.35	—	—	—	—	—	13.36	11.24	0.77	0.77	0.77	0.42	3,100	35
05-31-19	12.82	0.16		(0.39)	(0.23)	0.18	0.40	—	0.58	—	12.01	(1.38)	0.76	0.76	0.76	1.30	1,922	135
05-31-18	12.24	0.16	•	1.12	1.28	0.22	0.48	—	0.70	—	12.82	10.47	4.25	0.42	0.42	1.28	1,571	82
05-31-17	10.86	0.15		1.43	1.58	0.15	0.05	—	0.20	—	12.24	14.72	5.22	0.42	0.42	1.28	774	48
12-21-15(5)–05-31-16	10.64	0.02	•	0.25	0.27	0.02	0.03	—	0.05	—	10.86	2.58	9.09	0.38	0.38	0.42	569	35
Class I
11-30-19+	12.06	0.05	•	1.33	1.38	—	—	—	—	—	13.44	11.44	0.42	0.42	0.42	0.80	107	35
05-31-19	12.86	0.21		(0.40)	(0.19)	0.21	0.40	—	0.61	—	12.06	(1.02)	0.42	0.42	0.42	1.62	87	135
05-31-18	12.28	0.21	•	1.10	1.31	0.25	0.48	—	0.73	—	12.86	10.67	3.99	0.17	0.17	1.62	84	82
05-31-17	10.88	0.18		1.44	1.62	0.17	0.05	—	0.22	—	12.28	15.12	5.00	0.17	0.17	1.57	76	48
05-31-16	11.36	0.13		(0.56)	(0.43)	0.02	0.03	—	0.05	—	10.88	(3.80)	45.68	0.17	0.17	1.22	66	35
05-31-15	12.08	0.15	•	0.70	0.85	0.39	1.18	—	1.57	—	11.36	7.60	67.49	0.17	0.17	1.26	68	79
Class R
11-30-19+	11.99	0.02	•	1.31	1.33	—	—	—	—	—	13.32	11.09	1.02	1.02	1.02	0.25	3	35
06-01-18(5)–05-31-19	12.93	0.13		(0.49)	(0.36)	0.18	0.40	—	0.58	—	11.99	(2.42)	1.01	1.01	1.01	1.07	3	135
Class R6
11-30-19+	12.05	0.05	•	1.34	1.39	—	—	—	—	—	13.44	11.54	0.42	0.42	0.42	0.80	19,530	35
05-31-19	12.86	0.16	•	(0.35)	(0.19)	0.22	0.40	—	0.62	—	12.05	(1.06)	0.42	0.42	0.42	1.27	15,349	135
05-31-18	12.27	0.21	•	1.12	1.33	0.26	0.48	—	0.74	—	12.86	10.82	3.92	0.12	0.12	1.66	3,066	82
05-31-17	10.88	0.19	•	1.43	1.62	0.18	0.05	—	0.23	—	12.27	15.09	4.92	0.12	0.12	1.67	1,559	48
12-21-15(5)–05-31-16	10.64	0.03	•	0.26	0.29	0.02	0.03	—	0.05	—	10.88	2.77	8.81	0.09	0.09	0.72	514	35
Voya Target Retirement 2050 Fund
Class A
11-30-19+	11.74	0.02	•	1.33	1.35	—	—	—	—	—	13.09	11.50	0.78	0.79	0.79	0.39	3,214	45
05-31-19	12.77	0.14		(0.41)	(0.27)	0.20	0.56	—	0.76	—	11.74	(1.55)	0.77	0.76	0.76	1.15	2,278	135
05-31-18	12.25	0.14	•	1.16	1.30	0.23	0.55	—	0.78	—	12.77	10.60	5.43	0.42	0.42	1.08	1,749	86
05-31-17	10.85	0.15		1.44	1.59	0.16	0.03	—	0.19	—	12.25	14.83	6.20	0.41	0.41	1.30	679	45
12-21-15(5)–05-31-16	10.63	0.02	•	0.25	0.27	0.02	0.03	—	0.05	—	10.85	2.58	9.06	0.37	0.37	0.43	549	34
Class I
11-30-19+	11.78	0.05	•	1.32	1.37	—	—	—	—	—	13.15	11.63	0.46	0.47	0.47	0.73	154	45
05-31-19	12.81	0.19		(0.43)	(0.24)	0.23	0.56	—	0.79	—	11.78	(1.30)	0.46	0.45	0.45	1.43	129	135
05-31-18	12.27	0.21		1.13	1.34	0.25	0.55	—	0.80	—	12.81	10.97	5.13	0.17	0.17	1.58	106	86
05-31-17	10.87	0.18		1.43	1.61	0.18	0.03	—	0.21	—	12.27	15.06	5.90	0.16	0.16	1.57	76	45
05-31-16	11.35	0.13		(0.57)	(0.44)	0.01	0.03	—	0.04	—	10.87	(3.81)	45.65	0.17	0.17	1.22	66	34
05-31-15	12.07	0.15	•	0.69	0.84	0.39	1.17	—	1.56	—	11.35	7.54	67.57	0.17	0.17	1.26	68	79
Class R
11-30-19+	11.72	0.00	*•	1.33	1.33	—	—	—	—	—	13.05	11.43	1.03	1.04	1.04	0.02	157	45
06-01-18(5)–05-31-19	12.89	0.12		(0.54)	(0.42)	0.19	0.56	—	0.75	—	11.72	(2.71)	1.02	1.01	1.01	0.90	3	135
Class R6
11-30-19+	11.77	0.05	•	1.33	1.38	—	—	—	—	—	13.15	11.72	0.43	0.44	0.44	0.75	10,768	45
05-31-19	12.81	0.14	•	(0.38)	(0.24)	0.24	0.56	—	0.80	—	11.77	(1.34)	0.43	0.42	0.42	1.14	7,951	135
05-31-18	12.27	0.19	•	1.16	1.35	0.26	0.55	—	0.81	—	12.81	11.02	5.07	0.12	0.12	1.51	1,926	86
05-31-17	10.87	0.18		1.44	1.62	0.19	0.03	—	0.22	—	12.27	15.11	5.85	0.11	0.11	1.61	891	45
12-21-15(5)–05-31-16	10.63	0.03	•	0.26	0.29	0.02	0.03	—	0.05	—	10.87	2.77	8.79	0.09	0.09	0.72	514	34

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Target Retirement 2055 Fund
Class A
11-30-19+	11.85	0.02	•	1.36	1.38	—	—	—	—	—	13.23	11.65	0.77	0.78	0.78	0.37	2,003	61
05-31-19	12.87	0.13	•	(0.41)	(0.28)	0.19	0.55	—	0.74	—	11.85	(1.68)	0.80	0.78	0.78	1.07	1,659	121
05-31-18	12.30	0.16	•	1.14	1.30	0.22	0.51	—	0.73	—	12.87	10.61	5.53	0.42	0.42	1.27	1,270	71
05-31-17	10.86	0.15		1.47	1.62	0.16	0.02	—	0.18	—	12.30	14.99	6.13	0.42	0.42	1.28	656	44
12-21-15(5)–05-31-16	10.64	0.02	•	0.25	0.27	0.02	0.03	—	0.05	—	10.86	2.57	9.07	0.38	0.38	0.38	533	37
Class I
11-30-19+	11.89	0.05	•	1.36	1.41	—	—	—	—	—	13.30	11.86	0.43	0.44	0.44	0.73	93	61
05-31-19	12.91	0.19		(0.43)	(0.24)	0.23	0.55	—	0.78	—	11.89	(1.38)	0.44	0.42	0.42	1.47	83	121
05-31-18	12.33	0.21		1.13	1.34	0.25	0.51	—	0.76	—	12.91	10.88	5.22	0.17	0.17	1.57	84	71
05-31-17	10.88	0.18		1.47	1.65	0.18	0.02	—	0.20	—	12.33	15.32	5.85	0.17	0.17	1.52	76	44
05-31-16	11.36	0.12		(0.56)	(0.44)	0.01	0.03	—	0.04	—	10.88	(3.81)	45.61	0.18	0.18	1.14	66	37
05-31-15	12.08	0.14	•	0.71	0.85	0.38	1.19	—	1.57	—	11.36	7.65	67.56	0.18	0.18	1.21	68	83
Class R
11-30-19+	11.83	0.00	*	1.35	1.35	—	—	—	—	—	13.18	11.41	1.02	1.03	1.03	0.09	5	61
06-01-18(5)–05-31-19	12.99	0.12		(0.54)	(0.42)	0.19	0.55	—	0.74	—	11.83	(2.82)	1.05	1.03	1.03	0.86	3	121
Class R6
11-30-19+	11.89	0.04	•	1.36	1.40	—	—	—	—	—	13.29	11.77	0.43	0.44	0.44	0.71	10,112	61
05-31-19	12.91	0.13	•	(0.37)	(0.24)	0.23	0.55	—	0.78	—	11.89	(1.35)	0.44	0.42	0.42	1.10	7,646	121
05-31-18	12.32	0.21	•	1.15	1.36	0.26	0.51	—	0.77	—	12.91	11.02	5.18	0.12	0.12	1.59	1,859	71
05-31-17	10.87	0.16	•	1.50	1.66	0.19	0.02	—	0.21	—	12.32	15.38	5.80	0.12	0.12	1.40	1,059	44
12-21-15(5)–05-31-16	10.64	0.03	•	0.25	0.28	0.02	0.03	—	0.05	—	10.87	2.67	8.80	0.10	0.10	0.65	513	37
Voya Target Retirement 2060 Fund
Class A
11-30-19+	10.89	0.02	•	1.25	1.27	—	—	—	—	—	12.16	11.66	0.76	0.76	0.76	0.32	1,889	47
05-31-19	12.14	0.13	•	(0.42)	(0.29)	0.19	0.77	—	0.96	—	10.89	(1.76)	0.78	0.73	0.73	1.10	1,274	114
05-31-18	11.62	0.15	•	1.09	1.24	0.22	0.50	—	0.72	—	12.14	10.65	7.38	0.42	0.42	1.27	1,016	69
05-31-17	10.24	0.14		1.39	1.53	0.14	0.01	—	0.15	—	11.62	15.02	7.83	0.41	0.41	1.30	622	36
12-21-15(5)–05-31-16	10.00	0.02	•	0.23	0.25	0.01	—	—	0.01	—	10.24	2.52	12.92	0.41	0.41	0.35	515	17
Class I
11-30-19+	10.91	0.04	•	1.25	1.29	—	—	—	—	—	12.20	11.82	0.46	0.46	0.46	0.68	140	47
05-31-19	12.15	0.18		(0.43)	(0.25)	0.22	0.77	—	0.99	—	10.91	(1.39)	0.47	0.42	0.42	1.46	125	114
05-31-18	11.64	0.22	•	1.04	1.26	0.25	0.50	—	0.75	—	12.15	10.80	7.16	0.17	0.17	1.82	120	69
05-31-17	10.25	0.17		1.39	1.56	0.16	0.01	—	0.17	—	11.64	15.35	7.67	0.17	0.17	1.55	59	36
12-21-15(5)–05-31-16	10.00	0.02	•	0.24	0.26	0.01	—	—	0.01	—	10.25	2.63	12.77	0.19	0.19	0.57	51	17
Class R
11-30-19+	10.88	0.01		1.24	1.25	—	—	—	—	—	12.13	11.49	1.01	1.01	1.01	0.11	7	47
06-01-18(5)–05-31-19	12.25	0.09	•	(0.51)	(0.42)	0.18	0.77	—	0.95	—	10.88	(2.77)	1.03	0.98	0.98	0.75	6	114
Class R6
11-30-19+	10.92	0.04	•	1.25	1.29	—	—	—	—	—	12.21	11.81	0.46	0.46	0.46	0.64	4,557	47
05-31-19	12.16	0.13	•	(0.38)	(0.25)	0.22	0.77	—	0.99	—	10.92	(1.36)	0.47	0.42	0.42	1.10	3,217	114
05-31-18	11.64	0.19	•	1.08	1.27	0.25	0.50	—	0.75	—	12.16	10.91	7.09	0.12	0.12	1.51	861	69
05-31-17	10.25	0.15		1.42	1.57	0.17	0.01	—	0.18	—	11.64	15.40	7.56	0.12	0.12	1.47	748	36
12-21-15(5)–05-31-16	10.00	0.03	•	0.23	0.26	0.01	—	—	0.01	—	10.25	2.63	12.66	0.14	0.14	0.62	513	17

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of the Underlying Funds.
(5)	Commencement of operations.
+	Unaudited.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separate active investment series. The ten series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Target In-Retirement Fund (“In-Retirement”), Voya Target Retirement 2020 Fund (“Retirement 2020”), Voya Target Retirement 2025 Fund (“Retirement 2025”), Voya Target Retirement 2030 Fund (“Retirement 2030”), Voya Target Retirement 2035 Fund (“Retirement 2035”), Voya Target Retirement 2040 Fund (“Retirement 2040”), Voya Target Retirement 2045 Fund (“Retirement 2045”), Voya Target Retirement 2050 Fund (“Retirement 2050”), Voya Target Retirement 2055 Fund (“Retirement 2055”), and Voya Target Retirement 2060 Fund (“Retirement 2060”), each a diversified series of the Trust.

Each Fund offers the following classes of shares: Class A, Class I, Class R and Class R6. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

The investment companies in which the Funds invest are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolio of Investments. The Funds classify each of their investments in the Underlying Funds as Level 1,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

without consideration as to the classification level of the specific investments held by the Underlying Funds.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from Underlying Funds.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2) Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date.

The Funds declare and pay dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2019, the cost of purchases and the proceeds from the sales of investments were as follows:

	Purchases	Sales
In-Retirement	$3,164,656	$3,790,925
Retirement 2020	6,704,691	4,236,866
Retirement 2025	8,724,968	7,041,372
Retirement 2030	9,397,927	6,237,391
Retirement 2035	10,514,420	6,411,186
Retirement 2040	9,758,680	5,272,361
Retirement 2045	10,400,125	7,123,973
Retirement 2050	8,401,973	5,764,763
Retirement 2055	8,888,409	7,264,153
Retirement 2060	4,101,824	2,733,598

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Investment Adviser provides the Funds with advisory and administrative services under a management agreement (the “Bundled Fee Agreement”). Pursuant to this Bundled Fee Agreement, the Investment Adviser is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Fund, including, among other things, custodial, administrative, transfer agency (with the exception of fees paid for omnibus accounts or record keeping services), fund accounting, auditing and ordinary legal expenses. This Bundled Fee Agreement compensates the Investment Adviser with a management fee (a “unified fee”) equal to 0.40% of each Fund’s average daily net assets.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I and Class R6, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

Fund	Class A	Class R
In-Retirement	0.25%	0.50%
Retirement 2020	0.25%	0.50%
Retirement 2025	0.25%	0.50%
Retirement 2030	0.25%	0.50%
Fund	Class A	Class R
Retirement 2035	0.25%	0.50%
Retirement 2040	0.25%	0.50%
Retirement 2045	0.25%	0.50%
Retirement 2050	0.25%	0.50%
Retirement 2055	0.25%	0.50%
Retirement 2060	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For period ended November 30, 2019, the Distributor retained the following amounts in sales charges:

Class A
Initial Sales Charges:
In-Retirement	$122
Retirement 2020	621
Retirement 2025	643
Retirement 2030	1,913
Retirement 2035	1,170
Retirement 2040	197
Retirement 2045	214
Retirement 2050	220
Retirement 2055	268
Retirement 2060	238

For the period ended November 30, 2019, the Distributor did not retain any Contingent Deferred Sales Charges.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc.owned more than 5% of the following Funds:

Subsidiary	Funds	Percentage
Voya Institutional Trust Company	In-Retirement	13.28%
	Retirement 2020	25.90
	Retirement 2025	6.06
	Retirement 2030	12.63
	Retirement 2040	7.85
	Retirement 2045	5.69
	Retirement 2055	5.07
	Retirement 2060	6.89
Voya Investment Management Co. LLC	In-Retirement	12.46
	Retirement 2025	5.26
	Retirement 2030	5.84
	Retirement 2035	5.66
	Retirement 2040	7.37
	Retirement 2045	6.76
	Retirement 2050	10.74
	Retirement 2055	12.61
	Retirement 2060	23.02

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Funds	Percentage
Voya Retirement Insurance and Annuity Company	In-Retirement	54.64%
	Retirement 2020	43.57
	Retirement 2025	64.61
	Retirement 2030	58.95
	Retirement 2035	73.59
	Retirement 2040	67.29
	Retirement 2045	74.23
	Retirement 2050	64.69
	Retirement 2055	69.09
	Retirement 2060	50.24

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Fund(1)	Class A	Class I	Class R	Class R6
In-Retirement	0.89%	0.64%	1.14%	0.49%
Retirement 2020	0.89%	0.64%	1.14%	0.49%
Retirement 2025	0.89%	0.64%	1.14%	0.49%
Retirement 2030	0.89%	0.64%	1.14%	0.49%
Retirement 2035	0.89%	0.64%	1.14%	0.49%
Retirement 2040	0.89%	0.64%	1.14%	0.49%

Fund(1)	Class A	Class I	Class R	Class R6
Retirement 2045	0.89%	0.64%	1.14%	0.49%
Retirement 2050	0.89%	0.64%	1.14%	0.49%
Retirement 2055	0.89%	0.64%	1.14%	0.49%
Retirement 2060	0.89%	0.64%	1.14%	0.49%
(1)	These operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of November 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	November 30,
	2020	2021	2022	Total
Retirement 2060	—	1,000	297	1,297

The Expense Limitation Agreement is contractual through October 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

The Funds did not utilize the line of credit during the period ended November 30, 2019.

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
In-Retirement Class A
11/30/2019	98,334	—	—	(22,303)	76,031	1,110,250	—	—	(247,674)	862,576
5/31/2019	92,303	—	6,225	(90,059)	8,469	1,002,702	—	63,926	(972,121)	94,507
Class I
11/30/2019	411	—	—	(4)	407	4,646	—	—	(39)	4,607
5/31/2019	1,144	—	239	(73)	1,310	12,353	—	2,459	(801)	14,011
Class R
11/30/2019	—	—	—	—	—	—	—	—	—	—
5/31/2019	275	—	9	—	284	3,000	—	92	—	3,092
Class R6
11/30/2019	24,978	—	—	(167,796)	(142,818)	281,723	—	—	(1,895,651)	(1,613,928)
5/31/2019	821,216	—	18,443	(387,732)	451,927	8,841,920	—	189,774	(4,209,367)	4,822,327
Retirement 2020 Class A
11/30/2019	100,157	—	—	(41,022)	59,135	1,197,096	—	—	(485,733)	711,363
5/31/2019	162,556	—	10,010	(158,756)	13,810	1,882,176	—	106,911	(1,822,756)	166,331
Class I
11/30/2019	21,556	—	—	(4)	21,552	255,259	—	—	(44)	255,215
5/31/2019	6,755	—	3,275	(2,618)	7,412	79,081	—	35,105	(31,069)	83,117
Class R
11/30/2019	—	—	—	—	—	—	—	—	—	—
5/31/2019	258	—	11	—	269	3,000	—	122	—	3,122
Class R6
11/30/2019	179,376	—	—	(63,662)	115,714	2,135,439	—	—	(754,150)	1,381,289
5/31/2019	672,644	—	24,443	(326,246)	370,841	7,614,495	—	262,029	(3,720,423)	4,156,101
Retirement 2025 Class A
11/30/2019	148,562	—	—	(52,315)	96,247	1,866,872	—	—	(649,597)	1,217,275
5/31/2019	197,723	—	10,908	(91,745)	116,886	2,337,109	—	119,993	(1,086,583)	1,370,519
Class I
11/30/2019	318	—	—	(15)	303	3,977	—	—	(188)	3,789
5/31/2019	1,207	—	309	(33)	1,483	14,336	—	3,408	(393)	17,351
Class R
11/30/2019	12,826	—	—	—	12,826	158,638	—	—	—	158,638
5/31/2019	31,082	—	1,131	(2,264)	29,949	380,888	—	12,407	(26,888)	366,407
Class R6
11/30/2019	199,229	—	—	(187,267)	11,962	2,458,992	—	—	(2,321,279)	137,713
5/31/2019	1,238,648	—	41,617	(298,809)	981,456	14,556,008	—	458,615	(3,556,229)	11,458,394
Retirement 2030 Class A
11/30/2019	80,857	—	—	(13,209)	67,648	1,012,082	—	—	(164,695)	847,387
5/31/2019	178,594	—	17,329	(44,122)	151,801	2,176,172	—	188,545	(532,839)	1,831,878
Class I
11/30/2019	1,672	—	—	(554)	1,118	20,776	—	—	(6,785)	13,991
5/31/2019	14,661	—	793	(6,729)	8,725	180,300	—	8,657	(83,185)	105,772
Class R
11/30/2019	1,034	—	—	—	1,034	12,500	—	—	—	12,500
5/31/2019	1,340	—	72	—	1,412	16,700	—	779	—	17,479
Class R6
11/30/2019	381,466	—	—	(206,334)	175,132	4,714,142	—	—	(2,558,676)	2,155,466
5/31/2019	1,052,415	—	43,370	(249,311)	846,474	12,411,423	—	472,730	(3,000,243)	9,883,910

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Retirement 2035 Class A
11/30/2019	92,705	—	—	(24,027)	68,678	1,157,186	—	—	(299,344)	857,842
5/31/2019	64,440	—	11,480	(19,629)	56,291	787,956	—	123,876	(235,102)	676,730
Class I
11/30/2019	233	—	—	(5)	228	2,885	—	—	(59)	2,826
5/31/2019	3,851	—	3,298	(2,454)	4,695	48,052	—	35,717	(31,336)	52,433
Class R
11/30/2019	—	—	—	—	—	—	—	—	—	—
5/31/2019	241	—	14	—	255	3,000	—	149	—	3,149
Class R6
11/30/2019	400,319	—	—	(141,803)	258,516	4,923,829	—	—	(1,760,057)	3,163,772
5/31/2019	1,347,512	—	43,804	(283,038)	1,108,278	15,997,724	—	473,521	(3,418,036)	13,053,209
Retirement 2040 Class A
11/30/2019	74,797	—	—	(20,490)	54,307	953,757	—	—	(259,563)	694,194
5/31/2019	95,836	—	10,372	(58,435)	47,773	1,151,340	—	113,472	(691,325)	573,487
Class I
11/30/2019	304	—	—	(4)	300	3,840	—	—	(50)	3,790
5/31/2019	1,125	—	467	(5)	1,587	14,089	—	5,131	(65)	19,155
Class R
11/30/2019	—	—	—	—	—	—	—	—	—	—
5/31/2019	236	—	13	—	249	3,000	—	143	—	3,143
Class R6
11/30/2019	396,366	—	—	(98,850)	297,516	4,959,489	—	—	(1,236,742)	3,722,747
5/31/2019	918,385	—	27,935	(154,032)	792,288	11,036,067	—	306,450	(1,924,919)	9,417,598
Retirement 2045 Class A
11/30/2019	83,892	—	—	(12,008)	71,884	1,089,980	—	—	(154,451)	935,529
5/31/2019	64,841	—	8,050	(35,352)	37,539	813,916	—	89,039	(435,767)	467,188
Class I
11/30/2019	762	—	—	(3)	759	9,752	—	—	(33)	9,719
5/31/2019	382	—	361	(57)	686	4,731	—	4,006	(707)	8,030
Class R
11/30/2019	—	—	—	—	—	—	—	—	—	—
5/31/2019	232	—	12	—	244	3,000	—	134	—	3,134
Class R6
11/30/2019	433,292	—	—	(253,252)	180,040	5,518,330	—	—	(3,227,814)	2,290,516
5/31/2019	1,141,963	—	34,509	(141,356)	1,035,116	14,001,820	—	382,360	(1,771,927)	12,612,253
Retirement 2050 Class A
11/30/2019	69,146	—	—	(17,614)	51,532	884,536	—	—	(222,900)	661,636
5/31/2019	61,667	—	12,333	(16,863)	57,137	779,137	—	133,202	(208,756)	703,583
Class I
11/30/2019	751	—	—	(40)	711	9,240	—	—	(502)	8,738
5/31/2019	2,033	—	696	(62)	2,667	25,510	—	7,532	(767)	32,275
Class R
11/30/2019	11,748	—	—	—	11,748	143,714	—	—	—	143,714
5/31/2019	256	—	16	—	272	3,290	—	176	—	3,466
Class R6
11/30/2019	305,709	—	—	(162,089)	143,620	3,779,210	—	—	(2,007,995)	1,771,215
5/31/2019	649,751	—	20,677	(145,526)	524,902	7,753,807	—	223,728	(1,821,961)	6,155,574
Retirement 2055 Class A
11/30/2019	18,527	—	—	(7,075)	11,452	236,804	—	—	(89,252)	147,552
5/31/2019	40,602	—	7,482	(6,766)	41,318	499,452	—	81,698	(85,461)	495,689
Class I
11/30/2019	—	—	—	—	—	—	—	—	—	—
5/31/2019	—	—	462	—	462	—	—	5,051	—	5,051

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Retirement 2055 (continued) Class R
11/30/2019	120	—	—	—	120	1,500	—	—	—	1,500
5/31/2019	271	—	16	—	287	3,500	—	169	—	3,669
Class R6
11/30/2019	369,305	—	—	(251,691)	117,614	4,593,219	—	—	(3,151,181)	1,442,038
5/31/2019	533,756	—	18,041	(52,740)	499,057	6,347,252	—	197,191	(652,115)	5,892,328
Retirement 2060 Class A
11/30/2019	48,075	—	—	(9,618)	38,457	562,295	—	—	(113,977)	448,318
5/31/2019	29,550	—	9,062	(5,420)	33,192	337,221	—	90,986	(62,173)	366,034
Class I
11/30/2019	57	—	—	(50)	7	660	—	—	(580)	80
5/31/2019	693	—	1,029	(111)	1,611	8,515	—	10,333	(1,288)	17,560
Class R
11/30/2019	18	—	—	—	18	210	—	—	—	210
5/31/2019	538	—	23	—	561	6,361	—	233	—	6,594
Class R6
11/30/2019	168,207	—	—	(89,554)	78,653	1,943,121	—	—	(1,034,045)	909,076
5/31/2019	247,481	—	10,859	(34,466)	223,874	2,726,667	—	109,029	(389,989)	2,445,707

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Funds paid no dividends or distributions during the six months ended November 30, 2019. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2019 was as follows:

	Ordinary Income	Long-term Capital Gains
In-Retirement	$156,483	$99,768
Retirement 2020	227,920	176,247
Retirement 2025	366,240	228,183
Retirement 2030	263,340	407,371
Retirement 2035	263,629	369,634
Retirement 2040	195,759	229,437
Retirement 2045	176,778	298,761
Retirement 2050	118,073	246,565
Retirement 2055	88,745	195,364
Retirement 2060	51,973	158,608

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of November 30, 2019 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
In-Retirement	$397,219	$97,677	$ 269,915
Retirement 2020	401,951	156,586	391,323
Retirement 2025	568,974	529,734	1,127,646
Retirement 2030	513,688	430,408	1,173,758
Retirement 2035	540,915	400,358	1,260,901
Retirement 2040	472,105	263,801	1,071,715
Retirement 2045	522,389	342,732	1,204,416
Retirement 2050	361,716	201,718	723,949
Retirement 2055	417,131	225,726	670,965
Retirement 2060	162,204	152,305	342,572

At November 30, 2019, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of November 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.

NOTE 12 — AUDITOR CHANGE

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Funds’ financial statements for the fiscal years ended May 31, 2019 and May 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended May 31, 2019 and May 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 12 — AUDITOR CHANGE (continued)

satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending

May 31, 2020. During the Funds’ fiscal years ended May 31, 2019 and May 31, 2018, and the subsequent interim period through September 12, 2019, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2019, the Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
In-Retirement
Class A	$0.2666	$0.2129	$0.1062	January 2, 2020	December 30, 2019
Class I	$0.2897	$0.2129	$0.1062	January 2, 2020	December 30, 2019
Class R	$0.2370	$0.2129	$0.1062	January 2, 2020	December 30, 2019
Class R6	$0.2920	$0.2129	$0.1062	January 2, 2020	December 30, 2019
Retirement 2020
Class A	$0.2247	$0.1424	$0.1193	January 2, 2020	December 30, 2019
Class I	$0.2519	$0.1424	$0.1193	January 2, 2020	December 30, 2019
Class R	$0.1955	$0.1424	$0.1193	January 2, 2020	December 30, 2019
Class R6	$0.2525	$0.1424	$0.1193	January 2, 2020	December 30, 2019
Retirement 2025
Class A	$0.2281	$0.0795	$0.2132	January 2, 2020	December 30, 2019
Class I	$0.2398	$0.0795	$0.2132	January 2, 2020	December 30, 2019
Class R	$0.1962	$0.0795	$0.2132	January 2, 2020	December 30, 2019
Class R6	$0.2481	$0.0795	$0.2132	January 2, 2020	December 30, 2019
Retirement 2030
Class A	$0.1945	$0.1192	$0.1857	January 2, 2020	December 30, 2019
Class I	$0.2119	$0.1192	$0.1857	January 2, 2020	December 30, 2019
Class R	$0.1700	$0.1192	$0.1857	January 2, 2020	December 30, 2019
Class R6	$0.2174	$0.1192	$0.1857	January 2, 2020	December 30, 2019
Retirement 2035
Class A	$0.1925	$0.1531	$0.1708	January 2, 2020	December 30, 2019
Class I	$0.2139	$0.1531	$0.1708	January 2, 2020	December 30, 2019
Class R	$0.1737	$0.1531	$0.1708	January 2, 2020	December 30, 2019
Class R6	$0.2151	$0.1531	$0.1708	January 2, 2020	December 30, 2019
Retirement 2040
Class A	$0.1758	$0.2017	$0.1450	January 2, 2020	December 30, 2019
Class I	$0.1934	$0.2017	$0.1450	January 2, 2020	December 30, 2019
Class R	$0.1289	$0.2017	$0.1450	January 2, 2020	December 30, 2019
Class R6	$0.1985	$0.2017	$0.1450	January 2, 2020	December 30, 2019
Retirement 2045
Class A	$0.1773	$0.2305	$0.1928	January 2, 2020	December 30, 2019
Class I	$0.2049	$0.2305	$0.1928	January 2, 2020	December 30, 2019
Class R	$0.1304	$0.2305	$0.1928	January 2, 2020	December 30, 2019
Class R6	$0.2052	$0.2305	$0.1928	January 2, 2020	December 30, 2019

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS (continued)

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Retirement 2050
Class A	$0.1712	$0.2564	$0.1702	January 2, 2020	December 30, 2019
Class I	$0.1938	$0.2564	$0.1702	January 2, 2020	December 30, 2019
Class R	$0.1728	$0.2564	$0.1702	January 2, 2020	December 30, 2019
Class R6	$0.1977	$0.2564	$0.1702	January 2, 2020	December 30, 2019
Retirement 2055
Class A	$0.1760	$0.3734	$0.2331	January 2, 2020	December 30, 2019
Class I	$0.2080	$0.3734	$0.2331	January 2, 2020	December 30, 2019
Class R	$0.1561	$0.3734	$0.2331	January 2, 2020	December 30, 2019
Class R6	$0.2080	$0.3734	$0.2331	January 2, 2020	December 30, 2019
Retirement 2060
Class A	$0.1540	$0.2410	$0.2595	January 2, 2020	December 30, 2019
Class I	$0.1775	$0.2410	$0.2595	January 2, 2020	December 30, 2019
Class R	$0.1256	$0.2410	$0.2595	January 2, 2020	December 30, 2019
Class R6	$0.1775	$0.2410	$0.2595	January 2, 2020	December 30, 2019

Reorganization: The Board approved a proposal to reorganize Retirement 2020 with and into In-Retirement on or about August 7, 2020.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA TARGET IN-RETIREMENT FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 26.0%
1,514	iShares 20+ Year Treasury Bond ETF	$212,596	2.0
3,293	iShares Core MSCI EAFE ETF	210,159	2.0
682	iShares Core S&P 500 ETF	215,553	2.0
8,327	iShares Core U.S. Aggregate Bond ETF	939,785	8.8
1,290	iShares Core S&P Small-Cap ETF	105,535	1.0
12,918	Schwab U.S. TIPS ETF	732,192	6.9
1,381	Vanguard Real Estate ETF	128,530	1.2
1,237	Vanguard Russell 1000 Growth ETF	217,873	2.1

	Total Exchange-Traded Funds (Cost $2,652,555)	2,762,223	26.0

MUTUAL FUNDS: 73.9%
	Affiliated Investment Companies: 71.9%
33,838	Voya Floating Rate Fund — Class P3	317,743	3.0
32,805	Voya Global Bond Fund — Class P3	314,604	3.0
239,626	Voya Intermediate Bond Fund — Class P3	2,494,511	23.6
13,298	Voya Large Cap Growth Fund — Class P3	658,134	6.2
38,259	Voya Large Cap Value Fund — Class P3	514,205	4.8
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
16,587	Voya Multi-Manager Emerging Markets Equity Fund — Class P3	$210,162	2.0
43,184	Voya Multi-Manager International Factors Fund — Class P3	424,933	4.0
149,180	Voya Short Term Bond Fund — Class P3	1,472,411	13.9
76,747	Voya Strategic Income Opportunities Fund — Class P3	790,492	7.4
33,917	Voya U.S. High Dividend Low Volatility Fund — Class P3	429,053	4.0
		7,626,248	71.9

	Unaffiliated Investment Companies: 2.0%
6,161	TIAA-CREF S&P 500 Index Fund — Class I	216,301	2.0

	Total Mutual Funds (Cost $7,608,734)	7,842,549	73.9
	Total Investments in Securities (Cost $10,261,289)	$10,604,772	99.9
	Assets in Excess of Other Liabilities	14,774	0.1
	Net Assets	$10,619,546	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,762,223	$—	$—	$2,762,223
Mutual Funds	7,842,549	—	—	7,842,549
Total Investments, at fair value	$10,604,772	$—	$—	$10,604,772

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET IN-RETIREMENT FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited) (continued)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class — P3	$323,320	$63,668	$(62,014)	$(7,231)	$317,743	$9,655	$(426)	$—
Voya Global Bond Fund Class — P3	325,385	53,433	(63,657)	(557)	314,604	9,142	1,148	—
Voya Intermediate Bond Fund Class — P3	2,327,413	1,027,159	(880,500)	20,439	2,494,511	46,961	44,236	—
Voya Large Cap Growth Fund Class — P3	636,144	282,707	(328,436)	67,719	658,134	—	20,276	—
Voya Large Cap Value Fund Class — P3	505,719	224,484	(252,089)	36,091	514,205	5,488	14,825	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	214,752	133,384	(145,619)	7,645	210,162	—	8,035	—
Voya Multi-Manager International Factors Fund Class — P3	427,718	81,156	(108,394)	24,453	424,933	—	8,909	—
Voya Short Term Bond Fund Class — P3	1,508,612	241,963	(281,876)	3,712	1,472,411	20,952	5,690	—
Voya Strategic Income Opportunities Fund Class — P3	—	904,919	(119,880)	5,453	790,492	11,498	1,170	—
Voya Strategic Income Opportunities Fund Class — R6	810,458	51,662	(858,229)	(3,891)	—	6,609	277	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	425,247	88,801	(124,700)	39,705	429,053	5,150	4,195	—
	$7,504,768	$3,153,337	$(3,225,395)	$193,538	$7,626,248	$115,455	$108,335	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $10,334,857.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$353,936
Gross Unrealized Depreciation	(84,021)
Net Unrealized Appreciation	$269,915

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2020 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 23.2%
2,122		iShares 20+ Year Treasury Bond ETF	$297,971	1.9
4,614		iShares Core MSCI EAFE ETF	294,465	1.9
956		iShares Core S&P 500 ETF	302,153	1.9
9,075		iShares Core U.S. Aggregate Bond ETF	1,024,205	6.6
1,807		iShares Core S&P Small-Cap ETF	147,831	0.9
15,514		Schwab U.S. TIPS ETF	879,334	5.6
1,935		Vanguard Real Estate ETF	180,090	1.2
2,816		Vanguard Russell 1000 Growth ETF	495,982	3.2
		Total Exchange-Traded Funds (Cost $3,487,929)	3,622,031	23.2

MUTUAL FUNDS: 76.7%
		Affiliated Investment Companies: 74.7%
49,687		Voya Floating Rate Fund — Class P3	466,565	3.0
48,182		Voya Global Bond Fund — Class P3	462,069	3.0
350,735		Voya Intermediate Bond Fund — Class P3	3,651,155	23.3
21,842		Voya Large Cap Growth Fund — Class P3	1,080,968	6.9
59,847		Voya Large Cap Value Fund — Class P3	804,347	5.2
3,098	(1)	Voya MidCap Opportunities Fund — Class P3	80,354	0.5
30,440		Voya Multi-Manager Emerging Markets Equity Fund — Class P3	385,669	2.5
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
96,436	Voya Multi-Manager International Factors Fund — Class P3	$948,932	6.1
7,348	Voya Multi-Manager Mid Cap Value Fund — Class P3	79,066	0.5
187,778	Voya Short Term Bond Fund — Class P3	1,853,368	11.9
101,426	Voya Strategic Income Opportunities Fund — Class P3	1,044,683	6.7
62,920	Voya U.S. High Dividend Low Volatility Fund — Class P3	795,939	5.1
		11,653,115	74.7

	Unaffiliated Investment Companies: 2.0%
9,071	TIAA-CREF S&P 500 Index Fund — Class I	318,477	2.0
	Total Mutual Funds (Cost $11,567,243)	11,971,592	76.7
	Total Investments in Securities (Cost $15,055,172)	$15,593,623	99.9
	Assets in Excess of Other Liabilities	15,364	0.1
	Net Assets	$15,608,987	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,622,031	$—	$—	$3,622,031
Mutual Funds	11,971,592	—	—	11,971,592
Total Investments, at fair value	$15,593,623	$—	$—	$15,593,623

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2020 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited) (continued)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class — P3	$373,216	$135,591	$(33,293)	$(8,949)	$466,565	$12,713	$(1,196)	$—
Voya Global Bond Fund Class — P3	375,650	123,120	(37,309)	608	462,069	11,666	(703)	—
Voya Intermediate Bond Fund Class — P3	2,502,185	1,609,888	(498,995)	38,077	3,651,155	61,398	35,203	—
Voya Large Cap Growth Fund Class — P3	856,011	558,472	(402,726)	69,211	1,080,968	—	59,782	—
Voya Large Cap Value Fund Class — P3	645,414	405,062	(279,696)	33,567	804,347	8,234	36,383	—
Voya MidCap Opportunities Fund Class — P3	123,307	28,117	(75,653)	4,583	80,354	—	5,474	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	372,110	243,126	(241,284)	11,717	385,669	—	18,176	—
Voya Multi-Manager International Factors Fund Class — P3	988,067	301,041	(422,964)	82,788	948,932	—	(7,772)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	122,554	29,919	(83,597)	10,190	79,066	—	3,514	—
Voya Short Term Bond Fund Class — P3	1,244,388	726,291	(123,115)	5,804	1,853,368	22,009	2,196	—
Voya Strategic Income Opportunities Fund Class — P3	—	1,093,827	(54,653)	5,509	1,044,683	13,493	531	—
Voya Strategic Income Opportunities Fund Class — R6	748,563	131,481	(876,449)	(3,595)	—	6,578	92	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	736,532	258,674	(253,475)	54,208	795,939	9,618	22,808	—
	$9,087,997	$5,644,608	$(3,383,208)	$303,718	$11,653,115	$145,709	$174,486	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $15,202,300.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$554,419
Gross Unrealized Depreciation	(163,096)
Net Unrealized Appreciation	$391,323

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2025 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 30.2%
3,712		iShares 20+ Year Treasury Bond ETF	$521,239	1.9
8,074		iShares Core MSCI EAFE ETF	515,283	1.9
8,361		iShares Core S&P 500 ETF	2,642,578	9.6
9,073		iShares Core U.S. Aggregate Bond ETF	1,023,979	3.8
3,161		iShares Core S&P Small-Cap ETF	258,601	0.9
18,097		Schwab U.S. TIPS ETF	1,025,738	3.8
4,063		Vanguard Real Estate ETF	378,143	1.4
7,581		Vanguard Russell 1000 Growth ETF	1,335,242	4.9
4,616		Vanguard Value ETF	543,072	2.0
		Total Exchange-Traded Funds (Cost $7,760,554)	8,243,875	30.2

MUTUAL FUNDS: 69.7%
		Affiliated Investment Companies: 67.7%
86,375		Voya Floating Rate Fund — Class P3	811,057	3.0
83,745		Voya Global Bond Fund — Class P3	803,116	2.9
419,963		Voya Intermediate Bond Fund — Class P3	4,371,818	16.0
44,927		Voya Large Cap Growth Fund — Class P3	2,223,451	8.2
107,598		Voya Large Cap Value Fund — Class P3	1,446,113	5.3
13,469	(1)	Voya MidCap Opportunities Fund — Class P3	349,383	1.3
74,058		Voya Multi-Manager Emerging Markets Equity Fund — Class P3	938,314	3.4
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
75,738	Voya Multi-Manager International Equity Fund — Class P3	$892,196	3.3
214,061	Voya Multi-Manager International Factors Fund — Class P3	2,106,355	7.7
31,937	Voya Multi-Manager Mid Cap Value Fund — Class P3	343,640	1.3
88,407	Voya Short Term Bond Fund — Class P3	872,575	3.2
37,722	Voya Small Company Fund — Class P3	563,948	2.1
130,606	Voya Strategic Income Opportunities Fund — Class P3	1,345,237	4.9
109,783	Voya U.S. High Dividend Low Volatility Fund — Class P3	1,388,758	5.1
		18,455,961	67.7

	Unaffiliated Investment Companies: 2.0%
15,413	TIAA-CREF S&P 500 Index Fund — Class I	541,136	2.0
	Total Mutual Funds (Cost $18,007,041)	18,997,097	69.7
	Total Investments in Securities (Cost $25,767,595)	$27,240,972	99.9
	Assets in Excess of Other Liabilities	31,751	0.1
	Net Assets	$27,272,723	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,243,875	$—	$—	$8,243,875
Mutual Funds	18,997,097	—	—	18,997,097
Total Investments, at fair value	$27,240,972	$—	$—	$27,240,972

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2025 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited) (continued)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class — P3	$714,950	$193,709	$(82,461)	$(15,141)	$811,057	$22,823	$(2,888)	$—
Voya Global Bond Fund Class — P3	719,612	174,083	(92,947)	2,368	803,116	21,202	(1,541)	—
Voya Intermediate Bond Fund Class — P3	3,297,991	1,781,165	(748,045)	40,707	4,371,818	76,381	53,826	—
Voya Large Cap Growth Fund Class — P3	1,761,964	996,093	(750,751)	216,145	2,223,451	—	53,550	—
Voya Large Cap Value Fund Class — P3	1,179,379	725,429	(539,376)	80,681	1,446,113	13,951	49,353	—
Voya MidCap Opportunities Fund Class — P3	295,109	58,453	(43,911)	39,732	349,383	—	(4,868)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	831,235	426,309	(359,855)	40,625	938,314	—	33,527	—
Voya Multi-Manager International Equity Fund Class — P3	767,090	186,664	(133,611)	72,053	892,196	—	(368)	—
Voya Multi-Manager International Factors Fund Class — P3	1,832,718	418,070	(336,822)	192,389	2,106,355	—	(34,966)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	293,302	62,724	(65,273)	52,887	343,640	—	(8,255)	—
Voya Short Term Bond Fund Class — P3	774,549	187,902	(92,941)	3,065	872,575	11,507	1,914	—
Voya Small Company Fund — Class P3	469,916	105,117	(611,175)	36,142	—	—	(19,141)	—
Voya Small Company Fund — Class P3	—	534,378	(16,343)	45,913	563,948	—	(2,443)	—
Voya Strategic Income Opportunities Fund Class — P3	—	1,412,562	(76,306)	8,981	1,345,237	18,492	697	—
Voya Strategic Income Opportunities Fund Class — R6	1,194,895	119,964	(1,309,121)	(5,738)	—	9,944	715	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	1,646,050	399,665	(777,256)	120,299	1,388,758	21,578	63,465	—
	$15,778,760	$7,782,289	$(6,036,196)	$931,108	$18,455,961	$195,879	$182,576	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $26,113,326.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,500,390
Gross Unrealized Depreciation	(372,744)
Net Unrealized Appreciation	$1,127,646

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2030 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 32.9%
3,501		iShares 20+ Year Treasury Bond ETF	$491,610	1.9
7,616		iShares Core MSCI EAFE ETF	486,053	1.9
8,732		iShares Core S&P 500 ETF	2,759,836	11.0
4,279		iShares Core U.S. Aggregate Bond ETF	482,928	1.9
2,982		iShares Core S&P Small-Cap ETF	243,957	1.0
17,341		Schwab U.S. TIPS ETF	982,888	3.9
4,471		Vanguard Real Estate ETF	416,116	1.6
8,223		Vanguard Russell 1000 Growth ETF	1,448,317	5.8
8,470		Vanguard Value ETF	996,496	3.9
		Total Exchange-Traded Funds (Cost $7,757,362)	8,308,201	32.9

MUTUAL FUNDS: 67.1%
		Affiliated Investment Companies: 64.0%
53,174		Voya Floating Rate Fund — Class P3	499,307	2.0
315,981		Voya Intermediate Bond Fund — Class P3	3,289,366	13.1
40,293		Voya Large Cap Growth Fund — Class P3	1,994,098	7.9
79,053		Voya Large Cap Value Fund — Class P3	1,062,475	4.2
14,926	(1)	Voya MidCap Opportunities Fund — Class P3	387,183	1.5
97,749		Voya Multi-Manager Emerging Markets Equity Fund — Class P3	1,238,482	4.9
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
149,170	Voya Multi-Manager International Equity Fund — Class P3	$1,757,225	7.0
228,898	Voya Multi-Manager International Factors Fund — Class P3	2,252,356	9.0
35,401	Voya Multi-Manager Mid Cap Value Fund — Class P3	380,910	1.5
50,240	Voya Short Term Bond Fund — Class P3	495,865	2.0
34,503	Voya Small Company Fund — Class P3	515,826	2.0
96,487	Voya Strategic Income Opportunities Fund — Class P3	993,816	3.9
100,666	Voya U.S. High Dividend Low Volatility Fund — Class P3	1,273,428	5.0
		16,140,337	64.0

	Unaffiliated Investment Companies: 3.1%
22,403	TIAA-CREF S&P 500 Index Fund — Class I	786,581	3.1
	Total Mutual Funds (Cost $16,080,807)	16,926,918	67.1

	Total Investments in Securities (Cost $23,838,169)	$25,235,119	100.0
	Assets in Excess of Other Liabilities	2,523	0.0
	Net Assets	$25,237,642	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,308,201	$—	$—	$8,308,201
Mutual Funds	16,926,918	—	—	16,926,918
Total Investments, at fair value	$25,235,119	$—	$—	$25,235,119

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2030 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited) (continued)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class — P3	$406,517	$145,813	$(43,621)	$(9,402)	$499,307	$13,836	$(1,434)	$—
Voya Intermediate Bond Fund Class — P3	2,248,720	1,534,246	(529,895)	36,295	3,289,366	57,334	31,986	—
Voya Large Cap Growth Fund Class — P3	1,499,346	1,094,356	(766,285)	166,681	1,994,098	—	75,207	—
Voya Large Cap Value Fund Class — P3	803,673	817,036	(592,231)	33,997	1,062,475	10,343	59,968	—
Voya MidCap Opportunities Fund Class — P3	302,014	82,701	(38,528)	40,996	387,183	—	(3,517)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	1,012,772	516,027	(367,827)	77,510	1,238,482	—	20,721	—
Voya Multi-Manager International Equity Fund Class — P3	1,409,009	420,340	(226,898)	154,774	1,757,225	—	(16,510)	—
Voya Multi-Manager International Factors Fund Class — P3	1,815,132	534,915	(291,472)	193,781	2,252,356	—	(30,995)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	300,148	84,700	(62,791)	58,853	380,910	—	(10,573)	—
Voya Short Term Bond Fund Class — P3	406,527	133,626	(45,994)	1,706	495,865	6,443	966	—
Voya Small Company Fund Class — R6	—	488,441	(8,505)	35,890	515,826	—	(1,440)	—
Voya Small Company Fund Class — P3	400,742	110,279	(545,972)	34,951	—	—	(14,639)	—
Voya Strategic Income Opportunities Fund Class — P3	—	1,058,871	(71,158)	6,103	993,816	13,566	743	—
Voya Strategic Income Opportunities Fund Class — R6	815,316	132,415	(943,796)	(3,935)	—	7,104	212	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	1,202,873	419,688	(458,937)	109,804	1,273,428	16,785	30,507	—
	$12,622,789	$7,573,455	$(4,993,911)	$938,004	$16,140,337	$125,412	$141,202	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $24,061,361.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,411,445
Gross Unrealized Depreciation	(237,687)
Net Unrealized Appreciation	$1,173,758

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2035 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 35.9%
3,750		iShares 20+ Year Treasury Bond ETF	$526,575	2.0
8,157		iShares Core MSCI EAFE ETF	520,580	2.0
10,136		iShares Core S&P 500 ETF	3,203,584	12.0
4,791		iShares Core S&P Small-Cap ETF	391,952	1.5
18,283		Schwab U.S. TIPS ETF	1,036,280	3.9
4,250		Vanguard Global ex-U.S. Real Estate ETF	256,955	1.0
2,736		Vanguard Real Estate ETF	254,639	1.0
11,106		Vanguard Russell 1000 Growth ETF	1,956,100	7.3
11,852		Vanguard Value ETF	1,394,388	5.2

		Total Exchange-Traded Funds (Cost $8,903,898)	9,541,053	35.9

MUTUAL FUNDS: 64.0%
		Affiliated Investment Companies: 60.4%
56,000		Voya Floating Rate Fund — Class P3	525,837	2.0
202,916		Voya Intermediate Bond Fund — Class P3	2,112,353	7.9
41,642		Voya Large Cap Growth Fund — Class P3	2,060,848	7.7
81,223		Voya Large Cap Value Fund — Class P3	1,091,642	4.1
20,956	(1)	Voya MidCap Opportunities Fund — Class P3	543,597	2.0
123,537		Voya Multi-Manager Emerging Markets Equity Fund — Class P3	1,565,212	5.9
201,561		Voya Multi-Manager International Equity Fund — Class P3	2,374,392	8.9
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
240,742	Voya Multi-Manager International Factors Fund — Class P3	$2,368,905	8.9
49,718	Voya Multi-Manager Mid Cap Value Fund — Class P3	534,966	2.0
52,906	Voya Short Term Bond Fund — Class P3	522,183	2.0
36,118	Voya Small Company Fund — Class P3	539,962	2.0
50,806	Voya Strategic Income Opportunities Fund — Class P3	523,298	2.0
105,326	Voya U.S. High Dividend Low Volatility Fund — Class P3	1,332,379	5.0
		16,095,574	60.4
	Unaffiliated Investment Companies: 3.6%
27,086	TIAA-CREF S&P 500 Index Fund — Class I	950,996	3.6

	Total Mutual Funds (Cost $16,157,520)	17,046,570	64.0

	Total Investments in Securities (Cost $25,061,418)	$26,587,623	99.9
	Assets in Excess of Other Liabilities	33,568	0.1
	Net Assets	$26,621,191	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,541,053	$—	$—	$9,541,053
Mutual Funds	17,046,570	—	—	17,046,570
Total Investments, at fair value	$26,587,623	$—	$—	$26,587,623

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2035 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited) (continued)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class — P3	$409,798	$164,489	$(38,215)	$(10,235)	$525,837	$14,501	$(1,346)	$—
Voya Intermediate Bond Fund Class — P3	1,648,827	1,277,974	(820,143)	5,696	2,112,354	42,423	49,320	—
Voya Large Cap Growth Fund Class — P3	1,512,640	1,288,052	(886,978)	147,134	2,060,848	—	104,499	—
Voya Large Cap Value Fund Class — P3	811,008	942,302	(708,348)	46,680	1,091,642	11,013	49,311	—
Voya MidCap Opportunities Fund Class — P3	405,950	125,168	(43,569)	56,048	543,597	—	(4,321)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	1,225,222	616,698	(381,288)	104,580	1,565,212	—	21,430	—
Voya Multi-Manager International Equity Fund Class — P3	1,826,350	600,413	(258,436)	206,065	2,374,392	—	(19,589)	—
Voya Multi-Manager International Factors Fund Class — P3	1,829,969	597,508	(257,610)	199,038	2,368,905	—	(26,834)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	403,426	123,311	(70,550)	78,779	534,966	—	(11,764)	—
Voya Short Term Bond Fund Class — P3	409,829	151,610	(41,435)	2,179	522,183	6,759	552	—
Voya Small Company Fund Class — P3	—	514,784	(10,836)	36,013	539,961	—	(1,961)	—
Voya Small Company Fund Class — P3	403,978	130,782	(570,861)	36,101	—	—	(13,379)	—
Voya Strategic Income Opportunities Fund Class — P3	—	549,153	(28,938)	3,083	523,298	7,226	277	—
Voya Strategic Income Opportunities Fund Class — R6	410,963	70,590	(479,584)	(1,969)	—	3,595	119	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	1,212,615	406,933	(396,222)	109,053	1,332,379	17,551	34,957	—
	$12,510,575	$7,559,768	$(4,993,014)	$1,018,245	$16,095,574	$103,068	$181,271	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $25,326,723.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,541,840
Gross Unrealized Depreciation	(280,939)
Net Unrealized Appreciation	$1,260,901

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2040 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 39.7%
2,864	iShares 20+ Year Treasury Bond ETF	$402,163	1.9
6,230	iShares Core MSCI EAFE ETF	397,599	1.9
8,386	iShares Core S&P 500 ETF	2,650,478	12.9
2,722	iShares Russell Mid-Cap Growth ETF	411,158	2.0
3,659	iShares Core S&P Small-Cap ETF	299,343	1.4
3,246	Vanguard Global ex-U.S. Real Estate ETF	196,253	0.9
2,612	Vanguard Real Estate ETF	243,099	1.2
9,066	Vanguard Russell 1000 Growth ETF	1,596,795	7.7
17,287	Vanguard Value ETF	2,033,816	9.8
	Total Exchange-Traded Funds (Cost $7,610,099)	8,230,704	39.7

MUTUAL FUNDS: 60.3%
	Affiliated Investment Companies: 56.6%
158,271	Voya Intermediate Bond Fund — Class P3	1,647,602	7.9
33,713	Voya Large Cap Growth Fund — Class P3	1,668,435	8.0
104,311	Voya Multi-Manager Emerging Markets Equity Fund — Class P3	1,321,618	6.4
205,547	Voya Multi-Manager International Equity Fund — Class P3	2,421,342	11.6
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
172,669	Voya Multi-Manager International Factors Fund — Class P3	$1,699,062	8.2
38,749	Voya Multi-Manager Mid Cap Value Fund — Class P3	416,938	2.0
41,245	Voya Short Term Bond Fund — Class P3	407,083	2.0
42,554	Voya Small Company Fund — Class P3	636,176	3.1
39,605	Voya Strategic Income Opportunities Fund — Class P3	407,929	2.0
88,685	Voya U.S. High Dividend Low Volatility Fund — Class P3	1,121,870	5.4
		11,748,055	56.6

	Unaffiliated Investment Companies: 3.7%
21,784	TIAA-CREF S&P 500 Index Fund — Class I	764,842	3.7

	Total Mutual Funds (Cost $11,878,420)	12,512,897	60.3
	Total Investments in Securities (Cost $19,488,519)	$20,743,601	100.0
	Assets in Excess of Other Liabilities	3,225	0.0
	Net Assets	$20,746,826	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,230,704	$—	$—	$8,230,704
Mutual Funds	12,512,897	—	—	12,512,897
Total Investments, at fair value	$20,743,601	$—	$—	$20,743,601

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2040 FUND	PORTFOLIO OF INVESTMENTS as of November 30, 2019 (Unaudited) (continued)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund Class — P3	$1,178,165	$1,020,133	$(555,431)	$4,735	$1,647,602	$31,369	$36,277	$—
Voya Large Cap Growth Fund Class — P3	1,084,156	1,386,249	(883,742)	81,772	1,668,435	—	113,664	—
Voya Large Cap Value Fund Class — P3	—	185,087	(185,087)	—	—	445	(1,814)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	948,711	577,656	(300,288)	95,539	1,321,618	—	5,449	—
Voya Multi-Manager International Equity Fund Class — P3	1,704,292	766,065	(251,018)	202,003	2,421,342	—	(21,537)	—
Voya Multi-Manager International Factors Fund Class — P3	1,199,067	544,707	(182,206)	137,494	1,699,062	—	(20,636)	—
Voya Multi-Manager Mid — Cap Value Fund Class — P3	288,337	121,826	(36,550)	43,325	416,938	—	6,505	—
Voya Short Term Bond Fund Class — P3	292,935	146,841	(34,065)	1,372	407,083	5,045	632	—
Voya Small Company Fund Class — P3	—	589,156	(2,236)	49,256	636,176	—	(403)	—
Voya Small Company Fund Class — P3	433,102	203,557	(671,981)	35,322	—	—	(20,238)	—
Voya Strategic Income Opportunities Fund Class — P3	—	437,212	(31,461)	2,178	407,929	5,426	315	—
Voya Strategic Income Opportunities Fund Class — R6	293,752	57,186	(349,529)	(1,409)	—	2,648	16	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	871,180	1,158,042	(934,421)	27,069	1,121,870	12,982	86,434	—
	$8,293,697	$7,193,717	$(4,418,015)	$678,656	$11,748,055	$57,915	$184,664	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $19,671,885.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,258,701
Gross Unrealized Depreciation	(186,986)
Net Unrealized Appreciation	$1,071,715

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2045 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 41.8%
3,169	iShares 20+ Year Treasury Bond ETF	$444,991	2.0
6,893	iShares Core MSCI EAFE ETF	439,911	1.9
9,637	iShares Core S&P 500 ETF	3,045,871	13.3
3,389	iShares Russell Mid-Cap Growth ETF	511,908	2.3
4,049	iShares Core S&P Small-Cap ETF	331,249	1.5
3,592	Vanguard Global ex-U.S. Real Estate ETF	217,172	1.0
2,890	Vanguard Real Estate ETF	268,972	1.2
10,680	Vanguard Russell 1000 Growth ETF	1,881,068	8.3
20,070	Vanguard Value ETF	2,361,236	10.3
	Total Exchange-Traded Funds (Cost $8,751,018)	9,502,378	41.8

MUTUAL FUNDS: 58.2%
	Affiliated Investment Companies: 54.0%
70,530	Voya Intermediate Bond Fund — Class P3	734,222	3.2
36,302	Voya Large Cap Growth Fund — Class P3	1,796,569	7.9
123,321	Voya Multi-Manager Emerging Markets Equity Fund — Class P3	1,562,479	6.9
258,044	Voya Multi-Manager International Equity Fund — Class P3	3,039,763	13.3
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
194,081	Voya Multi-Manager International Factors Fund — Class P3	$1,909,756	8.3
47,667	Voya Multi-Manager Mid Cap Value Fund — Class P3	512,895	2.3
39,455	Voya Short Term Bond Fund — Class P3	389,423	1.7
46,541	Voya Small Company Fund — Class P3	695,794	3.1
43,300	Voya Strategic Income Opportunities Fund — Class P3	445,990	2.0
94,936	Voya U.S. High Dividend Low Volatility Fund — Class P3	1,200,938	5.3
		12,287,829	54.0
	Unaffiliated Investment Companies: 4.2%
26,946	TIAA-CREF S&P 500 Index Fund — Class I	946,061	4.2
	Total Mutual Funds (Cost $12,560,859)	13,233,890	58.2
	Total Investments in Securities (Cost $21,311,877)	$22,736,268	100.0
	Assets in Excess of Other Liabilities	3,558	0.0
	Net Assets	$22,739,826	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,502,378	$—	$—	$9,502,378
Mutual Funds	13,233,890	—	—	13,233,890
Total Investments, at fair value	$22,736,268	$—	$—	$22,736,268

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2045 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund Class — P3	$574,491	$769,394	$(606,596)	$(3,067)	$734,222	$16,889	$28,248	$—
Voya Large Cap Growth Fund Class — P3	1,294,876	1,602,308	(1,192,025)	91,410	1,796,569	—	128,688	—
Voya Large Cap Value Fund Class — P3	—	268,189	(268,189)	—	—	749	(1,525)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	1,224,895	774,397	(517,794)	80,981	1,562,479	—	38,809	—
Voya Multi-Manager International Equity Fund Class — P3	2,347,313	953,693	(539,710)	278,467	3,039,763	—	(46,919)	—
Voya Multi-Manager International Factors Fund Class — P3	1,480,933	608,514	(354,245)	174,554	1,909,756	—	(40,314)	—
Voya Multi-Manager Mid — Cap Value Fund Class — P3	388,870	147,762	(73,775)	50,038	512,895	—	12,573	—
Voya Short Term Bond Fund Class — P3	307,283	142,568	(61,888)	1,460	389,423	5,029	695	—
Voya Small Company Fund Class — P3	—	642,730	(6,239)	59,303	695,794	—	(1,022)	—
Voya Small Company Fund Class — P3	519,213	221,467	(786,242)	45,562	—	—	(32,807)	—
Voya Strategic Income Opportunities Fund Class — P3	—	490,107	(46,473)	2,356	445,990	6,061	476	—
Voya Strategic Income Opportunities Fund Class — R6	352,151	81,892	(432,369)	(1,674)	—	3,159	253	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	1,039,738	1,279,835	(1,153,379)	34,744	1,200,938	14,919	89,785	—
	$9,529,763	$7,982,856	$(6,038,924)	$814,134	$12,287,829	$46,806	$176,939	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $21,531,852.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,428,506
Gross Unrealized Depreciation	(224,090)
Net Unrealized Appreciation	$1,204,416

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2050 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 42.2%
1,953	iShares 20+ Year Treasury Bond ETF	$274,240	1.9
4,249	iShares Core MSCI EAFE ETF	271,171	1.9
6,599	iShares Core S&P 500 ETF	2,085,680	14.6
2,089	iShares Russell Mid-Cap Growth ETF	315,543	2.2
2,495	iShares Core S&P Small-Cap ETF	204,116	1.4
2,214	Vanguard Global ex-U.S. Real Estate ETF	133,858	0.9
1,781	Vanguard Real Estate ETF	165,758	1.2
6,782	Vanguard Russell 1000 Growth ETF	1,194,514	8.4
11,798	Vanguard Value ETF	1,388,035	9.7
	Total Exchange-Traded Funds (Cost $5,580,337)	6,032,915	42.2

MUTUAL FUNDS: 57.8%
	Affiliated Investment Companies: 53.0%
41,422	Voya Intermediate Bond Fund — Class P3	431,202	3.0
21,303	Voya Large Cap Growth Fund — Class P3	1,054,279	7.4
77,834	Voya Multi-Manager Emerging Markets Equity Fund — Class P3	986,155	6.9
175,264	Voya Multi-Manager International Equity Fund — Class P3	2,064,609	14.4
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
122,279	Voya Multi-Manager International Factors Fund — Class P3	$1,203,223	8.4
29,931	Voya Multi-Manager Mid Cap Value Fund — Class P3	322,060	2.3
29,314	Voya Small Company Fund — Class P3	438,239	3.1
27,196	Voya Strategic Income Opportunities Fund — Class P3	280,121	2.0
62,558	Voya U.S. High Dividend Low Volatility Fund — Class P3	791,356	5.5
		7,571,244	53.0

	Unaffiliated Investment Companies: 4.8%
19,565	TIAA-CREF S&P 500 Index Fund — Class I	686,938	4.8
	Total Mutual Funds (Cost $7,826,988)	8,258,182	57.8
	Total Investments in Securities (Cost $13,407,325)	$14,291,097	100.0
	Assets in Excess of Other Liabilities	1,999	0.0
	Net Assets	$14,293,096	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,032,915	$—	$—	$6,032,915
Mutual Funds	8,258,182	—	—	8,258,182
Total Investments, at fair value	$14,291,097	$—	$—	$14,291,097

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2050 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund Class — P3	$316,839	$523,881	$(406,295)	$(3,223)	$431,202	$10,059	$18,868	$—
Voya Large Cap Growth Fund Class — P3	697,447	1,311,083	(978,828)	24,577	1,054,279	—	99,827	—
Voya Large Cap Value Fund Class — P3	—	169,734	(169,734)	—	—	464	(1,022)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	731,259	529,076	(333,129)	58,949	986,155	—	14,643	—
Voya Multi-Manager International Equity Fund Class — P3	1,505,181	750,228	(381,244)	190,444	2,064,609	—	(38,342)	—
Voya Multi-Manager International Factors Fund Class — P3	884,149	445,830	(238,095)	111,339	1,203,223	—	(29,288)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	232,154	106,068	(47,170)	31,008	322,060	—	7,585	—
Voya Small Company Fund Class — P3	—	406,122	(5,600)	37,717	438,239	—	(1,026)	—
Voya Small Company Fund Class — P3	309,967	156,100	(494,082)	28,015	—	—	(21,322)	—
Voya Strategic Income Opportunities Fund Class — P3	—	321,623	(42,899)	1,397	280,121	3,841	439	—
Voya Strategic Income Opportunities Fund Class — R6	210,263	54,978	(264,231)	(1,010)	—	2,000	16	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	596,349	1,101,384	(919,855)	13,478	791,356	9,375	60,449	—
	$5,483,608	$5,876,106	$(4,281,161)	$492,691	$7,571,244	$25,739	$110,829	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $13,567,148.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$886,307
Gross Unrealized Depreciation	(162,358)
Net Unrealized Appreciation	$723,949

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2055 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 44.1%
1,719	iShares 20+ Year Treasury Bond ETF	$241,382	2.0
3,739	iShares Core MSCI EAFE ETF	238,623	2.0
6,218	iShares Core S&P 500 ETF	1,965,260	16.0
2,050	iShares Russell Mid-Cap Growth ETF	309,653	2.5
2,265	iShares Core S&P Small-Cap ETF	185,300	1.5
1,948	Vanguard Global ex-U.S. Real Estate ETF	117,776	1.0
1,568	Vanguard Real Estate ETF	145,934	1.2
5,969	Vanguard Russell 1000 Growth ETF	1,051,320	8.6
9,624	Vanguard Value ETF	1,132,264	9.3
	Total Exchange-Traded Funds (Cost $4,985,039)	5,387,512	44.1

MUTUAL FUNDS: 55.9%
	Affiliated Investment Companies: 51.3%
46,281	Voya Intermediate Bond Fund — Class P3	481,788	3.9
16,462	Voya Large Cap Growth Fund — Class P3	814,683	6.7
70,962	Voya Multi-Manager Emerging Markets Equity Fund — Class P3	899,083	7.4
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
148,614	Voya Multi-Manager International Equity Fund — Class P3	$1,750,672	14.3
103,996	Voya Multi-Manager International Factors Fund — Class P3	1,023,325	8.4
28,389	Voya Multi-Manager Mid Cap Value Fund — Class P3	305,468	2.5
24,886	Voya Small Company Fund — Class P3	372,049	3.0
48,854	Voya U.S. High Dividend Low Volatility Fund — Class P3	618,004	5.1
		6,265,072	51.3
	Unaffiliated Investment Companies: 4.6%
15,954	TIAA-CREF S&P 500 Index Fund — Class I	560,159	4.6
	Total Mutual Funds (Cost $6,458,872)	6,825,231	55.9
	Total Investments in Securities (Cost $11,443,911)	$12,212,743	100.0
	Assets in Excess of Other Liabilities	952	0.0
	Net Assets	$12,213,695	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,387,512	$—	$—	$5,387,512
Mutual Funds	6,825,231	—	—	6,825,231
Total Investments, at fair value	$12,212,743	$—	$—	$12,212,743

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2055 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund Class — P3	$382,948	$590,120	$(488,632)	$(2,648)	$481,788	$11,639	$21,857	$—
Voya Large Cap Growth Fund Class — P3	610,958	1,477,591	(1,294,797)	20,931	814,683	—	87,004	—
Voya Large Cap Value Fund Class — P3	—	196,523	(196,523)	—	—	555	(740)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	710,281	590,415	(449,548)	47,935	899,083	—	22,401	—
Voya Multi-Manager International Equity Fund Class — P3	1,364,616	759,565	(519,414)	145,905	1,750,672	—	(11,067)	—
Voya Multi-Manager International Factors Fund Class — P3	801,612	458,252	(334,229)	97,690	1,023,325	—	(25,262)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	233,848	120,896	(75,534)	26,258	305,468	—	11,810	—
Voya Small Company Fund Class — P3	—	339,787	(3,945)	36,207	372,049	—	810	—
Voya Small Company Fund Class — P3	281,007	160,879	(461,824)	19,938	—	—	(18,995)	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	495,719	1,185,729	(1,077,870)	14,426	618,004	7,890	43,786	—
	$4,880,989	$5,879,757	$(4,902,316)	$406,642	$6,265,072	$20,084	$131,604	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $11,541,778.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$771,104
Gross Unrealized Depreciation	(100,139)
Net Unrealized Appreciation	$670,965

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2060 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 44.2%
933	iShares 20+ Year Treasury Bond ETF	$131,012	2.0
2,028	iShares Core MSCI EAFE ETF	129,427	2.0
3,362	iShares Core S&P 500 ETF	1,062,594	16.1
1,108	iShares Russell Mid-Cap Growth ETF	167,363	2.5
1,200	iShares Core S&P Small-Cap ETF	98,172	1.5
1,321	Vanguard Global ex-U.S. Real Estate ETF	79,868	1.2
1,020	Vanguard Real Estate ETF	94,931	1.4
3,237	Vanguard Russell 1000 Growth ETF	570,133	8.7
4,923	Vanguard Value ETF	579,191	8.8
	Total Exchange-Traded Funds (Cost $2,700,978)	2,912,691	44.2

MUTUAL FUNDS: 55.8%
	Affiliated Investment Companies: 51.2%
21,849	Voya Intermediate Bond Fund — Class P3	227,446	3.5
8,856	Voya Large Cap Growth Fund — Class P3	438,295	6.6
38,361	Voya Multi-Manager Emerging Markets Equity Fund — Class P3	486,030	7.4
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
80,191	Voya Multi-Manager International Equity Fund — Class P3	$944,650	14.3
56,073	Voya Multi-Manager International Factors Fund — Class P3	551,754	8.4
15,348	Voya Multi-Manager Mid Cap Value Fund — Class P3	165,148	2.5
13,378	Voya Small Company Fund — Class P3	200,000	3.0
28,848	Voya U.S. High Dividend Low Volatility Fund — Class P3	364,926	5.5
		3,378,249	51.2
	Unaffiliated Investment Companies: 4.6%
8,590	TIAA-CREF S&P 500 Index Fund — Class I	301,595	4.6
	Total Mutual Funds (Cost $3,491,772)	3,679,844	55.8
	Total Investments in Securities (Cost $6,192,750)	$6,592,535	100.0
	Assets in Excess of Other Liabilities	1,056	0.0
	Net Assets	$6,593,591	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,912,691	$—	$—	$2,912,691
Mutual Funds	3,679,844	—	—	3,679,844
Total Investments, at fair value	$6,592,535	$—	$—	$6,592,535

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

See Accompanying Notes to Financial Statements

VOYA TARGET RETIREMENT 2060 FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2019 (UNAUDITED) (CONTINUED)

The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund Class — P3	$164,944	$246,273	$(182,404)	$(1,367)	$227,446	$5,099	$9,047	$—
Voya Large Cap Growth Fund Class — P3	300,542	639,580	(519,183)	17,356	438,295	—	38,581	—
Voya Large Cap Value Fund Class — P3	—	96,114	(96,114)	—	—	282	(237)	—
Voya Multi-Manager Emerging Markets Equity Fund Class — P3	349,502	297,937	(186,989)	25,580	486,030	—	8,374	—
Voya Multi-Manager International Equity Fund Class — P3	671,504	383,330	(186,886)	76,702	944,650	—	(7,769)	—
Voya Multi-Manager International Factors Fund Class — P3	394,437	226,900	(117,020)	47,437	551,754	—	(10,409)	—
Voya Multi-Manager Mid Cap Value Fund Class — P3	115,068	60,525	(25,623)	15,178	165,148	—	4,361	—
Voya Small Company Fund Class — P3	—	190,057	(7,605)	17,548	200,000	—	(704)	—
Voya Small Company Fund Class — P3	138,272	83,611	(233,848)	11,965	—	—	(8,981)	—
Voya U.S. High Dividend Low Volatility Fund Class — P3	255,341	506,191	(408,243)	11,637	364,926	3,970	20,821	—
	$2,389,610	$2,730,520	$(1,963,917)	$222,036	$3,378,249	$9,351	$53,083	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $6,249,963.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$400,892
Gross Unrealized Depreciation	(58,320)
Net Unrealized Appreciation	$342,572

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment Management Contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Target In-Retirement Fund, Voya Target Retirement 2020 Fund, Voya Target Retirement 2025 Fund, Voya Target Retirement 2030 Fund, Voya Target Retirement 2035 Fund, Voya Target Retirement 2040 Fund, Voya Target Retirement 2045 Fund, Voya Target Retirement 2050 Fund, Voya Target Retirement 2055 Fund, and Voya Target Retirement 2060 Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”)) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts

Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the

Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group and which additional services the Manager pays for on behalf of the Fund under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund-by-Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Target In-Retirement Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target In-Retirement Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, and the third quintile for the year-to-date and one-year periods; and (2) the Fund outperformed its primary benchmark for the three-year and five-year periods and underperformed for the year-to-date and one-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

expense ratio for the Fund, not inclusive of AFFE, is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2020 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2020 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year period, the fourth quintile for the three-year period, and the fifth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) the effect that asset allocation positioning and underlying manager results had on the Fund’s performance; (3) a change to the portfolio management team in May 2018; and (4) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in next expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2025 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2025 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Date Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2030 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2030 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

Voya Target Retirement 2035 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2035 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the medium all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory

Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2040 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2040 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2045 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2045 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and five-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) the effect that asset allocation positioning and underlying manager results had on the Fund’s performance; (3) a change to the portfolio management team in May 2018;; and (4) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2050 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2050 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and five-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) the effect that asset allocation positioning and underlying manager results had on the Fund’s performance; (3) a change to the portfolio management team in May 2018; and (4) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Target Retirement 2055 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2055 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and five-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) the effect that asset allocation positioning and underlying manager results had on the Fund’s performance; (3) a change to the portfolio management team in May 2018; and (4) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL
DISCUSSION (Unaudited) (continued)

Voya Target Retirement 2060 Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Target Retirement 2060 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth quintile for the three-year period; and (2) the Fund outperformed its primary benchmark for the year-to-date period and underperformed for the one-year and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the effect that asset allocation positioning and underlying manager results had on the Fund’s performance; (2) a change to the portfolio management team in May 2018; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) management’s representations regarding the expense borne by the Manager for the provision of services, such as custody, accounting and legal services, to the Fund pursuant to the Fund’s Unified Fee Structure; and (3) management’s representations regarding the competitiveness of the Fund’s all-in net expense ratio and the competitiveness of the Voya Target Retirement Funds’ expense ratios when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	169172	(1119-012320)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(4)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 7, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 7, 2020